VAN KAMPEN

VAN KAMPEN EQUITY OPPORTUNITY TRUST, SERIES 104

STRATEGIC TEN TRUST
United States Portfolio, July 1998 Series
United States Portfolio, July 1998
  Traditional Series
United Kingdom Portfolio, July 1998 Series
Hong Kong Portfolio, July 1998 Series

STRATEGIC FIVE TRUST
United States Portfolio, July 1998 Series
United States Portfolio, July 1998
  Traditional Series

STRATEGIC THIRTY TRUST
Global Portfolio, July 1998 Series

STRATEGIC FIFTEEN TRUST
Global Portfolio, July 1998 Series

STRATEGIC PICKS OPPORTUNITY TRUST
July 1998 Series

EAFE STRATEGIC 20 TRUST
July 1998 Series

--------------------------------------------------------------------------------


   Van Kampen Equity Opportunity Trust, Series 104 includes the unit investment trusts described above (the "Trusts"). Each Trust uses a refined indexing strategy that seeks to identify a diversified portfolio of well-known, undervalued common stocks. Each Trust seeks to provide above-average total return by increasing the value of your Units and providing dividend income. Of course, we cannot guarantee that a Trust will achieve its objective.



     A TRUST WILL REDEEM YOUR UNITS AUTOMATICALLY ON AUGUST 10, 1999 UNLESS YOU ELECT IN WRITING TO HOLD UNITS THROUGH TRUST TERMINATION (JULY 11, 2000).

            The Units are not deposits or obligations of any bank or
                   government agency and are not guaranteed.

                                  JULY 13, 1998

       YOU SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
                   The Securities and Exchange Commission has
                    not approved or disapproved of the Units
                     or passed upon the adequacy or accuracy
                               of this prospectus.
                        Any contrary representation is a
                               criminal offense.

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                  JULY 13, 1998

                                                                                      EAFE
                                                            TRADITIONAL             STRATEGIC                 OTHER
PUBLIC OFFERING PRICE                                         TRUSTS                20 TRUST                 TRUSTS
                                                           ------------           ------------            ------------
Aggregate value of Securities per Unit (1)                  $   9.725              $   9.900                $  9.900
Sales charge (2)                                                0.275                  0.295                   0.275
    Less deferred sales charge                                     --                  0.195                   0.175
Public Offering Price per Unit (3)                          $  10.000              $  10.000                $ 10.000

GENERAL INFORMATION
Initial Date of Deposit July 13, 1998 Mandatory Termination Date July 11, 2000 Rollover Notification Dates July 12, 1999 and June 12, 2000 Special Redemption Dates August 10, 1999 and July 11, 2000 Record Dates January 10 and September 10 Distribution Dates January 25 and September 25

                                                                     ESTIMATED     ESTIMATED                   ESTIMATED
                                           INITIAL     AGGREGATE      INITIAL       ANNUAL     REDEMPTION   ORGANIZATIONAL
                                           NUMBER OF    VALUE OF    DISTRIBUTION   DIVIDENDS    PRICE PER      COST PER
TRUST INFORMATION                          UNITS (4) SECURITIES (1) PER UNIT (5) PER UNIT (5)   UNIT (6)       UNIT (1)
                                          -----------  -----------   -----------  -----------  -----------    -----------
Strategic Ten United States Trust           15,103     $   149,518  $       .13  $    .26872   $    9.725   $   .01041
Strategic Ten United States
    Traditional Trust                       15,103     $   146,876  $       .12  $    .26395   $    9.725   $   .03979
Strategic Ten United Kingdom Trust          15,096     $   149,442  $       .08  $    .39061   $    9.710   $   .05861
Strategic Ten Hong Kong Trust               24,820     $   245,715  $       .56  $   1.07342   $    9.700   $   .07227
Strategic Five United States Trust          15,089     $   149,373  $       .11  $    .23803   $    9.725   $   .01068
Strategic Five United States
    Traditional Trust                       15,097     $   146,818  $       .10  $    .23384   $    9.725   $   .04763
Strategic Thirty Global Trust               29,851     $   295,520  $       .25  $    .57295   $    9.710   $   .08583
Strategic Fifteen Global Trust              14,939     $   147,888  $       .22  $    .58359   $    9.710   $   .08916
Strategic Picks Opportunity Trust           15,059     $   149,077  $       .09  $    .19683   $    9.725   $   .02306
EAFE Strategic 20 Trust                     29,982     $   296,815  $       .17  $    .37656   $    9.700   $   .01405

--------------------------------------------------------------------------------
(1)Each Security is valued at the last closing sale price on its principal trading exchange (based on the offer side exchange rate for foreign Securities) on the day before the Initial Date of Deposit (on the Initial Date of Deposit for the Strategic Ten United Kingdom and Hong Kong Trusts). You will bear all or a portion of the expenses incurred in organizing and offering your Trust. The Public Offering Price includes the estimated amount of these costs. The Trustee will deduct these expenses from your Trust at the end of the initial offering period. The estimated amount for each Trust is described above and is included in the "Estimated Costs Over Time" on the next page.
(2)This is the maximum first year sales charge. The total sales charge is described in the "Fee Table".
(3)The Public Offering Price will include any accumulated dividends or cash in the Income or Capital Accounts of a Trust.
(4)At the Evaluation Time on the day after the Initial Date of Deposit, the number of Units may be adjusted so that the Public Offering Price per Unit equals $10. The number of Units and fractional interest of each Unit in a Trust will increase or decrease to the extent of any adjustment.
(5)This estimate is based on the most recently declared quarterly dividends or interim and final dividends accounting for any foreign withholding taxes. Actual dividends may vary due to a variety of factors. See "Risk Factors".
(6)Units redeemed before the first Special Redemption Date will be charged the remaining first year deferred sales charge. See "Rights of Unitholders--Redemption of Units".The redemption price includes the estimated organizational and offering costs. The redemption price will not include these costs after the initial offering period.

                                    FEE TABLE
                                                                                           EAFE
                                                                      TRADITIONAL      STRATEGIC 20      OTHER
               TRANSACTION FEES (AS % OF OFFERING PRICE)                TRUSTS             TRUST        TRUSTS
                                                                      ----------        ----------      ------
               Initial Sales Charge (1)                                  2.75%             1.00%        1.00 %
               Deferred Sales Charge (2)(3)                              0.00%             1.95%        1.75 %
                                                                       ------             ------        ------
               Sales Charge (3)                                          2.75%             2.95%        2.75 %
                                                                       ======             ======        ======
               Maximum sales charge on reinvested dividends              1.75%             1.95%        1.75 %
                                                                       ======             ======        ======

                                                                           TRUSTEE'S      SUPERVISORY       ESTIMATED
                                                                             FEE AND          AND             ANNUAL
                                                                           OPERATING       EVALUATION        EXPENSES
ESTIMATED ANNUAL EXPENSES PER UNIT                                          EXPENSES          FEES           PER UNIT
                                                                        --------------     -------------  --------------
Strategic Ten United States Trust                                        $   .00694       $    0.00500    $    .01194
Strategic Ten United States Traditional Trust                            $   .00870       $    0.00500    $    .01370
Strategic Ten United Kingdom Trust                                       $   .01310       $    0.00500    $    .01810
Strategic Ten Hong Kong Trust                                            $   .01825       $    0.00500    $    .02325
Strategic Five United States Trust                                       $   .00716       $    0.00500    $    .01216
Strategic Five United States Traditional Trust                           $   .01090       $    0.00500    $    .01590
Strategic Thirty Global Trust                                            $   .02065       $    0.00500    $    .02565
Strategic Fifteen Global Trust                                           $   .02071       $    0.00500    $    .02571
Strategic Picks Opportunity Trust                                        $   .00976       $    0.00500    $    .01476
EAFE Strategic 20 Trust                                                  $   .01029       $    0.00500    $    .01529

ESTIMATED COSTS OVER TIME (4)                              ONE YEAR       THREE YEARS     FIVE YEARS         TEN YEARS
                                                        --------------   -------------   -------------    --------------
Strategic Ten United States Trust                       $          30    $         71          N/A              N/A
Strategic Ten United States Traditional Trust           $          33    $         80          N/A              N/A
Strategic Ten United Kingdom Trust                      $          36    $         97          N/A              N/A
Strategic Ten Hong Kong Trust                           $          37    $        108          N/A              N/A
Strategic Five United States Trust                      $          30    $         71          N/A              N/A
Strategic Five United States Traditional Trust          $          34    $         83          N/A              N/A
Strategic Thirty Global Trust                           $          39    $         98          N/A              N/A
Strategic Fifteen Global Trust                          $          39    $         98          N/A              N/A
Strategic Picks Opportunity Trust                       $          31    $         75          N/A              N/A
EAFE Strategic 20 Trust                                 $          32    $         78          N/A              N/A

   This fee table is intended to assist you in understanding the costs that you will bear and to present a comparison of fees. The "Estimated Costs Over Time" example illustrates the expenses you would pay on a $1,000 investment assuming a 5% annual return and redemption at the end of each period. This example assumes that an investment is rolled over each year into a new series of the Trust and that all distributions are reinvested at the end of each year. Of course, you should not consider this example a representation of actual past or future expenses or annual rate of return which may differ from those assumed for this example. The sales charge and expenses are described under "Public Offering" and "Trust Operating Expenses".

--------------------------------------------------------------------------------
(1)The Initial Sales Charge is the difference between the Sales Charge and the Deferred Sales Charge. No deferred sales charge is imposed on Traditional Trusts during the first year.
(2)This is the deferred sales charge imposed during a Trust's first year and is actually equal to $0.175 per Unit ($0.195 per Unit for the EAFE Strategic 20 Trust). This amount will exceed the percentage above if the Public Offering Price per Unit falls below $10 and will be less than the percentage above if the Public Offering Price per Unit exceeds $10. The first year deferred sales charge accrues daily and is assessed from September 8, 1998 through July 8, 1999.
(3)Unitholders of all Trusts who elect to hold Units after the first Special Redemption Date will pay a deferred sales charge. This deferred sales charge is equal to $0.17 per Unit for the EAFE Strategic 20 Trust and $0.15 per Unit for all other Trusts. Accordingly, the total sales charge over a two-year period would be 4.65% of the Public Offering Price for the EAFE Strategic 20 Trust and 4.25% of the Public Offering Price for all other Trusts. The second year deferred sales charge is assessed on August 11, 1999 for the Traditional Trusts and for all other Trusts the second year deferred sales charge accrues daily and is assessed from September 13, 1999 through May 13, 2000.
(4)These examples include the estimated expenses incurred in establishing and offering your Trust. The amount of these expenses is described on the preceding page.

STRATEGIC TEN TRUST UNITED STATES PORTFOLIO,
JULY 1998 SERIES
   The Trust follows a simple investment strategy:
Buy the ten highest dividend-yielding stocks in the Dow Jones Industrial Average and hold them for about one year. On August 10, 1999, you can elect one of three options:

One Year Strategy:

Continue to follow the strategy by redeeming your Units and reinvesting the proceeds in a new trust portfolio, if available.

Two Year Strategy:

Elect to hold your Units for the full two-year term of the current Trust. On July 11, 2000, you may elect to reinvest your termination proceeds into a new trust portfolio, if available. This option may allow you to benefit from a lower capital gains tax rate for investments held for more than 18 months if capital gains are realized.

Redemption:

If you do not make an election, the Trustee will redeem your Units. You will receive a cash distribution of your share of the Trust's assets.

(CHART APPEARS HERE)

   The Trust is designed as part of a long-term investment strategy. You may achieve more consistent overall results by following the strategy over several years. For more information see "Special Redemption and Rollover".

   This Trust and the Strategic Ten United States Traditional Trust offer the same investment strategy in two separate portfolios with different sales charge structures. While each Trust initially holds stocks of the same issuers, the performance of each Trust will differ and the actual composition of each portfolio may differ.

                    HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------------------------------------------------------------------
                              ONE YEAR STRATEGY                                             TWO YEAR STRATEGY

                                                                                   TWO YEAR
                                                                                 PERIOD ENDED
  YEAR       DJIA TEN       DJIA         YEAR      DJIA TEN         DJIA          DECEMBER 31      DJIA TEN      DJIA

  1973          3.96%     (13.16)%       1986           35.77%        26.92%       1974             (4.70)%     (18.34)%
  1974         (0.72)     (23.21)        1987            5.93          6.02        1976             51.22        33.17
  1975         56.52       44.48         1988           24.75         15.95        1978              3.53        (5.32)
  1976         34.93       22.75         1989           25.08         31.71        1980             20.25        15.84
  1977         (1.75)     (12.70)        1990           (7.57)        (0.58)       1982             16.85        10.23
  1978          0.12        2.69         1991           34.86         23.93        1984             23.59        12.70
  1979         12.37       10.52         1992            7.85          7.35        1986             29.41        29.82
  1980         27.23       21.41         1993           26.93         16.74        1988             14.63        10.87
  1981          7.52       (3.40)        1994            4.12          4.95        1990             10.43        14.43
  1982         26.03       25.79         1995           36.58         36.49        1992             26.30        15.34
  1983         38.75       25.65         1996           28.05         28.58        1994             16.76        10.69
  1984         11.82        1.08         1997           21.98         24.78        1996             34.30        32.48
  1985         29.45       32.78         1998 thru 6/30  7.81         14.14        1998 thru 6/30   19.62        26.77


See "Notes to Hypothetical Performance Tables".
HYPOTHETICAL STRATEGY PERFORMANCE

   The table on the opposite page compares the hypothetical total return of stocks selected using the Trust's investment strategy (the "DJIA Ten") with the stocks in the Dow Jones Industrial Average ("DJIA"). Total return includes any dividends paid on the stocks together with any increase or decrease in the value of the stocks. The One Year Strategy illustrates a hypothetical investment in the DJIA Ten at the beginning of each year -- similar to buying Units of the Trust, redeeming them after one year and reinvesting the proceeds in a new trust portfolio each year. The Two Year Strategy illustrates a hypothetical investment in the DJIA Ten at the beginning of every other year and holding those stocks for two years -- similar to buying Units of the Trust, holding them for two years until the Trust terminates and reinvesting the proceeds in a new trust portfolio at termination.



   These hypothetical returns are not actual past performance of the Trust or prior series and do not reflect the sales charge or expenses you will pay. Of course, these hypothetical returns are not guarantees of future results and the value of your Units will fluctuate. For more information about the total return calculations, see "Notes to Hypothetical Performance Tables".



PORTFOLIO
--------------------------------------------------------------------------------------------------------------
                                                                                CURRENT             COST OF
NUMBER                                                     MARKET VALUE         DIVIDEND            SECURITIES
OF SHARES        NAME OF ISSUER (1)                        PER SHARE (2)        YIELD (3)           TO TRUST (2)
    ----------   -----------------------------------       ---------------      -----------         -------------
        261     AT&T Corporation                            $     56.750           2.33%            $  14,811.75
        288     Caterpillar, Inc.                                 52.500           2.29                15,120.00
        184     Chevron Corporation                               81.875           2.98                15,065.00
        203     Eastman Kodak Company                             73.563           2.39                14,933.19
        208     Exxon Corporation                                 71.750           2.29                14,924.00
        211     General Motors Corporation                        71.063           2.81                14,994.19
        342     International Paper Company                       43.313           2.31                14,812.88
        119     J.P. Morgan & Company, Inc.                      125.938           3.02                14,986.56
        184     Minnesota Mining & Manufacturing Company          80.688           2.73                14,846.50
        375     Philip Morris Companies, Inc.                     40.063           3.99                15,023.44
----------                                                                                          -------------
      2,375                                                                                         $  149,517.51
==========                                                                                          =============


STRATEGIC TEN TRUST UNITED STATES PORTFOLIO,
JULY 1998 TRADITIONAL SERIES
   The Trust follows a simple investment strategy:
Buy the ten highest dividend-yielding stocks in the Dow Jones Industrial Average and hold them for about one year. On August 10, 1999, you can elect one of three options:

One Year Strategy:
Continue to follow the strategy by redeeming your Units and reinvesting the proceeds in a new trust portfolio, if available.

Two Year Strategy:
Elect to hold your Units for the full two-year term of the current Trust. On July 11, 2000, you may elect to reinvest your termination proceeds into a new trust portfolio, if available. This option may allow you to benefit from a lower capital gains tax rate for investments held for more than 18 months if capital gains are realized.

Redemption:
If you do not make an election, the Trustee will redeem your Units. You will receive a cash distribution of your share of the Trust's assets.

(CHART APPEARS HERE)

   The Trust is designed as part of a long-term investment strategy. You may achieve more consistent overall results by following the strategy over several years. For more information see "Special Redemption and Rollover".
   This Trust and the Strategic Ten United States Trust offer the same investment strategy in two separate portfolios with different sales charge structures. While each Trust initially holds stocks of the same issuers, the performance of each Trust will differ and the actual composition of each portfolio may differ.



                    HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------------------------------------------------------------
                              ONE YEAR STRATEGY                                             TWO YEAR STRATEGY

                                                                                   TWO YEAR
                                                                                 PERIOD ENDED
  YEAR       DJIA TEN       DJIA         YEAR      DJIA TEN         DJIA          DECEMBER 31      DJIA TEN      DJIA

  1973          3.96%     (13.16)%       1986           35.77%        26.92%       1974             (4.70)%     (18.34)%
  1974         (0.72)     (23.21)        1987            5.93          6.02        1976             51.22        33.17
  1975         56.52       44.48         1988           24.75         15.95        1978              3.53        (5.32)
  1976         34.93       22.75         1989           25.08         31.71        1980             20.25        15.84
  1977         (1.75)     (12.70)        1990           (7.57)        (0.58)       1982             16.85        10.23
  1978          0.12        2.69         1991           34.86         23.93        1984             23.59        12.70
  1979         12.37       10.52         1992            7.85          7.35        1986             29.41        29.82
  1980         27.23       21.41         1993           26.93         16.74        1988             14.63        10.87
  1981          7.52       (3.40)        1994            4.12          4.95        1990             10.43        14.43
  1982         26.03       25.79         1995           36.58         36.49        1992             26.30        15.34
  1983         38.75       25.65         1996           28.05         28.58        1994             16.76        10.69
  1984         11.82        1.08         1997           21.98         24.78        1996             34.30        32.48
  1985         29.45       32.78         1998 thru 6/30  7.81         14.14        1998 thru 6/30   19.62        26.77


See "Notes to Hypothetical Performance Tables".

HYPOTHETICAL STRATEGY PERFORMANCE

   The table on the opposite page compares the hypothetical total return of stocks selected using the Trust's investment strategy (the "DJIA Ten") with the stocks in the Dow Jones Industrial Average ("DJIA"). Total return includes any dividends paid on the stocks together with any increase or decrease in the value of the stocks. The One Year Strategy illustrates a hypothetical investment in the DJIA Ten at the beginning of each year -- similar to buying Units of the Trust, redeeming them after one year and reinvesting the proceeds in a new trust portfolio each year. The Two Year Strategy illustrates a hypothetical investment in the DJIA Ten at the beginning of every other year and holding those stocks for two years -- similar to buying Units of the Trust, holding them for two years until the Trust terminates and reinvesting the proceeds in a new trust portfolio at termination.


   These hypothetical returns are not actual past performance of the Trust or prior series and do not reflect the sales charge or expenses you will pay. Of course, these hypothetical returns are not guarantees of future results and the value of your Units will fluctuate. For more information about the total return calculations, see "Notes to Hypothetical Performance Tables".



PORTFOLIO
--------------------------------------------------------------------------------------------------------------
                                                                                CURRENT             COST OF
NUMBER                                                     MARKET VALUE         DIVIDEND            SECURITIES
OF SHARES        NAME OF ISSUER (1)                        PER SHARE (2)        YIELD (3)           TO TRUST (2)
    ----------   -----------------------------------       ---------------      -----------         -------------
        257     AT&T Corporation                            $     56.750           2.33%            $  14,584.75
        283     Caterpillar, Inc.                                 52.500           2.29                14,857.50
        181     Chevron Corporation                               81.875           2.98                14,819.38
        200     Eastman Kodak Company                             73.563           2.39                14,712.50
        204     Exxon Corporation                                 71.750           2.29                14,637.00
        207     General Motors Corporation                        71.063           2.81                14,709.94
        336     International Paper Company                       43.313           2.31                14,553.00
        117     J.P. Morgan & Company, Inc.                      125.938           3.02                14,734.69
        180     Minnesota Mining & Manufacturing Company          80.688           2.73                14,523.75
        368     Philip Morris Companies, Inc.                     40.063           3.99                14,743.00
----------                                                                                          ------------
      2,333                                                                                         $ 146,875.51
==========                                                                                          =============


See "Notes to Portfolios".

STRATEGIC TEN TRUST UNITED KINGDOM PORTFOLIO, JULY 1998 SERIES

   The Trust follows a simple investment strategy: Buy the ten highest dividend-yielding stocks in the Financial Times Industrial Ordinary Share Index ("FT Index") and hold them for about one year. On August 10, 1999, you can elect one of three options:

One Year Strategy:
Continue to follow the strategy by redeeming your Units and reinvesting the proceeds in a new trust portfolio, if available.

Two Year Strategy:
Elect to hold your Units for the full two-year term of the current Trust. On July 11, 2000, you may elect to reinvest your termination proceeds into a new trust portfolio, if available. This option may allow you to benefit from a lower capital gains tax rate for investments held for more than 18 months if capital gains are realized.

Redemption:
If you do not make an election, the Trustee will redeem your Units. You will receive a cash distribution of your share of the Trust's assets.

(CHART APPEARS HERE)

   The Trust is designed as part of a long-term investment strategy. You may achieve more consistent overall results by following the strategy over several years. For more information see "Special Redemption and Rollover".


                    HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------
                              ONE YEAR STRATEGY                                             TWO YEAR STRATEGY

                                                                                   TWO YEAR
             STRATEGY        FT                       STRATEGY       FT          PERIOD ENDED      STRATEGY       FT
  YEAR        STOCKS        INDEX         YEAR         STOCKS       INDEX         DECEMBER 31       STOCKS       INDEX

  1978          9.99%       8.57%        1988           12.65%         6.59%       1979              5.18%        9.51%
  1979          4.57       10.46         1989           25.66         22.61        1981              5.54        12.71
  1980         28.22       33.20         1990           15.03         10.21        1983             24.85        10.69
  1981         (5.56)      (4.62)        1991            8.95         15.15        1985             42.77        26.24
  1982          4.23        0.24         1992            4.72         (2.22)       1987             39.16        31.01
  1983         44.54       22.23         1993           36.40         19.38        1989             15.88        14.32
  1984          7.81        2.63         1994            2.49          1.75        1991             13.33        12.65
  1985         75.73       55.28         1995           12.03         18.03        1993             17.81         8.04
  1986         27.21       24.34         1996            7.75          8.67        1995              3.53         9.59
  1987         46.38       38.04         1997           10.66         12.21        1997              7.73        10.43
                                         1998 thru 6/30 21.61         16.91        1998 thru 6/30   22.65        21.97



See "Notes to Hypothetical Performance Tables".

HYPOTHETICAL STRATEGY PERFORMANCE

   The table on the opposite page compares the hypothetical total return of stocks selected using the Trust's investment strategy (the "Strategy Stocks") with the stocks in the FT Index. Total return includes any dividends paid on the stocks together with any increase or decrease in the value of the stocks. The One Year Strategy illustrates a hypothetical investment in the Strategy Stocks at the beginning of each year -- similar to buying Units of the Trust, redeeming them after one year and reinvesting the proceeds in a new trust portfolio each year. The Two Year Strategy illustrates a hypothetical investment in the Strategy Stocks at the beginning of every other year and holding those stocks for two years -- similar to buying Units of the Trust, holding them for two years until the Trust terminates and reinvesting the proceeds in a new trust portfolio at termination.


   These hypothetical returns are not actual past performance of the Trust or prior series and do not reflect the sales charge or expenses you will pay. Of course, these hypothetical returns are not guarantees of future results and the value of your Units will fluctuate. For more information about the total return calculations, see "Notes to Hypothetical Performance Tables".



PORTFOLIO
--------------------------------------------------------------------------------------------------------------
                                                                                CURRENT              COST OF
NUMBER                                                     MARKET VALUE         DIVIDEND             SECURITIES
OF SHARES        NAME OF ISSUER (1)                        PER SHARE (2)        YIELD (3)            TO TRUST (2)
    ----------   -----------------------------------       ---------------      -----------         -------------
      1,653     Allied Domecq Plc                               8.886              4.58%            $   14,688.25
      2,651     Blue Circle Industries Plc                      5.553              4.29                 14,719.96
      1,079     BOC Group Plc                                  14.064              3.72                 15,175.50
      5,428     BTR Plc                                         2.733              7.11                 14,835.53
      1,693     Marks & Spencer Plc                             8.869              2.82                 15,015.85
        823     National Westminster Bank Plc                  18.429              3.05                 15,167.25
        943     Peninsular & Oriental Steam
                  Navigation Company                           15.807              3.37                 14,906.05
      1,463     Royal & Sun Alliance Insurance Group Plc       10.365              3.40                 15,164.60
      1,539     ScottishPower Plc                               9.691              3.68                 14,915.02
      1,863     Tate & Lyle Plc                                 7.973              3.51                 14,854.43
----------                                                                                          -------------
     19,135                                                                                         $  149,442.44
==========                                                                                          =============

STRATEGIC TEN TRUST HONG KONG PORTFOLIO,
JULY 1998 SERIES

   The Trust follows a simple investment strategy: Buy the ten highest dividend-yielding stocks in the Hang Seng Index and hold them for about one year.
On August 10, 1999, you can elect one of three options:

One Year Strategy:
Continue to follow the strategy by redeeming your Units and reinvesting the proceeds in a new trust portfolio, if available.

Two Year Strategy:
Elect to hold your Units for the full two-year term of the current Trust. On July 11, 2000, you may elect to reinvest your termination proceeds into a new trust portfolio, if available. This option may allow you to benefit from a lower capital gains tax rate for investments held for more than 18 months if capital gains are realized.

Redemption:
If you do not make an election, the Trustee will redeem your Units. You will receive a cash distribution of your share of the Trust's assets.

(CHART APPEARS HERE)

   The Trust is designed as part of a long-term investment strategy. You may achieve more consistent overall results by following the strategy over several years. For more information see "Special Redemption and Rollover".



                    HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------
                              ONE YEAR STRATEGY                                             TWO YEAR STRATEGY

                            HANG                                    HANG           TWO YEAR                      HANG
             STRATEGY       SENG                      STRATEGY      SENG         PERIOD ENDED      STRATEGY      SENG
  YEAR        STOCKS        INDEX         YEAR         STOCKS       INDEX         DECEMBER 31       STOCKS       INDEX

  1978         17.92%      23.27%        1988           43.24%        20.70%       1979             32.58%       49.28%
  1979         67.81       80.78         1989            7.85         10.36        1981             12.31        21.54
  1980         38.03       67.12         1990            6.02         11.98        1983            (19.06)      (27.91)
  1981         (5.87)     (11.61)        1991           51.11         48.59        1985             45.94        48.65
  1982        (38.76)     (48.01)        1992           38.79         33.54        1987             27.26        18.90
  1983         (3.30)      (0.28)        1993          109.72        123.15        1989             25.82        15.41
  1984         57.36       45.12         1994          (35.60)       (29.26)       1991             16.60        28.99
  1985         43.30       52.26         1995           16.07         27.34        1993             52.10        72.63
  1986         62.35       52.17         1996           33.68         37.74        1995            (19.45)       (5.09)
  1987         (1.22)      (7.09)        1997          (17.04)       (16.92)       1997              3.03         6.97
                                         1998 thru 6/30(36.83)       (18.55)       1998 thru 6/30  (25.35)      (23.36)

See "Notes to Hypothetical Performance Tables".

HYPOTHETICAL STRATEGY PERFORMANCE

   The table on the opposite page compares the hypothetical total return of stocks selected using the Trust's investment strategy (the "Strategy Stocks") with the stocks in the Hang Seng Index. Total return includes any dividends paid on the stocks together with any increase or decrease in the value of the stocks. The One Year Strategy illustrates a hypothetical investment in the Strategy Stocks at the beginning of each year -- similar to buying Units of the Trust, redeeming them after one year and reinvesting the proceeds in a new trust portfolio each year. The Two Year Strategy illustrates a hypothetical investment in the Strategy Stocks at the beginning of every other year and holding those stocks for two years -- similar to buying Units of the Trust, holding them for two years until the Trust terminates and reinvesting the proceeds in a new trust portfolio at termination.


   These hypothetical returns are not actual past performance of the Trust or prior series and do not reflect the sales charge or expenses you will pay. Of course, these hypothetical returns are not guarantees of future results and the value of your Units will fluctuate. For more information about the total return calculations, see "Notes to Hypothetical Performance Tables".



PORTFOLIO
--------------------------------------------------------------------------------------------------------------
                                                                                CURRENT              COST OF
NUMBER                                                     MARKET VALUE         DIVIDEND             SECURITIES
OF SHARES        NAME OF ISSUER (1)                        PER SHARE (2)        YIELD (3)            TO TRUST (2)
    ----------   -----------------------------------       ---------------      -----------         -------------
     42,500     Amoy Properties Limited                     $      0.594          10.43%            $   25,230.36
     31,000     Great Eagle Holdings Limited                       0.794           9.43                 24,604.44
     25,000     Hang Lung Development Company Limited              0.994           9.68                 24,843.20
     51,000     Henderson Investment Limited                       0.474          11.43                 24,188.24
      8,000     Henderson Land Development
                  Company Limited                                  3.123          10.25                 24,985.16
     53,500     HongKong & Shanghai Hotels, Limited                0.458          10.70                 24,510.88
     31,000     Hysan Development Company Limited                  0.794          15.85                 24,604.44
     14,000     New World Development                              1.723           8.99                 24,120.49
     82,000     Sino Land Company                                  0.310          10.83                 25,398.14
     25,000     Wharf Holdings Limited                             0.929          10.83                 23,230.00
----------                                                                                          -------------
    363,000                                                                                         $  245,715.35
==========                                                                                          =============

STRATEGIC FIVE TRUST UNITED STATES PORTFOLIO, JULY 1998 SERIES
The Trust follows a simple investment strategy: Select the ten highest dividend-yielding stocks in the Dow Jones Industrial Average. Eliminate the stock with the lowest share price. Of the remaining stocks, buy the five with the lowest share price and hold them for about one year. On August 10, 1999, you can elect one of three options:

One Year Strategy:
Continue to follow the strategy by redeeming your Units and reinvesting the proceeds in a new trust portfolio, if available.

Two Year Strategy:
Elect to hold your Units for the full two-year term of the current Trust. On July 11, 2000, you may elect to reinvest your termination proceeds into a new trust portfolio, if available. This option may allow you to benefit from a lower capital gains tax rate for investments held for more than 18 months if capital gains are realized.

Redemption:
If you do not make an election, the Trustee will redeem your Units. You will receive a cash distribution of your share of the Trust's assets.

(CHART APPEARS HERE)

   The Trust is designed as part of a long-term investment strategy. You may achieve more consistent overall results by following the strategy over several years. For more information see "Special Redemption and Rollover".

   This Trust and the Strategic Five United States Traditional Trust offer the same investment strategy in two separate portfolios with different sales charge structures. While each Trust initially holds stocks of the same issuers, the performance of each Trust will differ and the actual composition of each portfolio may differ.



                    HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------
                              ONE YEAR STRATEGY                                             TWO YEAR STRATEGY


                                                                                   TWO YEAR
                                                                                 PERIOD ENDED
  YEAR        DJIA FIVE     DJIA         YEAR          DJIA FIVE       DJIA       DECEMBER 31        DJIA FIVE     DJIA

  1973         18.58%     (13.16)%       1986           36.10%        26.92%       1974              2.99%      (18.34)%
  1974          0.56      (23.21)        1987           (2.75)         6.02        1976             52.83        33.17
  1975         64.54       44.48         1988           22.65         15.95        1978             (0.07)       (5.32)
  1976         39.29       22.75         1989           10.49         31.71        1980             32.71        15.84
  1977         (4.82)     (12.70)        1990          (20.71)        (0.58)       1982             13.72        10.23
  1978          0.76        2.69         1991           56.02         23.93        1984             24.04        12.70
  1979         19.86       10.52         1992           24.96          7.35        1986             37.09        29.82
  1980         32.33       21.41         1993           38.67         16.74        1988             10.41        10.87
  1981          3.15       (3.40)        1994            3.33          4.95        1990              0.62        14.43
  1982         48.11       25.79         1995           42.57         36.49        1992             41.48        15.34
  1983         43.50       25.65         1996           32.06         28.58        1994             23.40        10.69
  1984         11.60        1.08         1997           27.68         24.78        1996             36.16        32.48
  1985         37.00       32.78         1998 thru 6/30 13.24         14.14        1998 thru 6/30   29.87        26.77

See "Notes to Hypothetical Performance Tables".

HYPOTHETICAL STRATEGY PERFORMANCE

   The table on the opposite page compares the hypothetical total return of stocks selected using the Trust's investment strategy (the "DJIA Five") with the stocks in the Dow Jones Industrial Average ("DJIA"). Total return includes any dividends paid on the stocks together with any increase or decrease in the value of the stocks. The One Year Strategy illustrates a hypothetical investment in the DJIA Five at the beginning of each year -- similar to buying Units of the Trust, redeeming them after one year and reinvesting the proceeds in a new trust portfolio each year. The Two Year Strategy illustrates a hypothetical investment in the DJIA Five at the beginning of every other year and holding those stocks for two years -- similar to buying Units of the Trust, holding them for two years until the Trust terminates and reinvesting the proceeds in a new trust portfolio at termination.



   These hypothetical returns are not actual past performance of the Trust or prior series and do not reflect the sales charge or expenses you will pay. Of course, these hypothetical returns are not guarantees of future results and the value of your Units will fluctuate. For more information about the total return calculations, see "Notes to Hypothetical Performance Tables".


PORTFOLIO
--------------------------------------------------------------------------------------------------------------
                                                                                CURRENT             COST OF
NUMBER                                                     MARKET VALUE         DIVIDEND            SECURITIES
OF SHARES        NAME OF ISSUER (1)                        PER SHARE (2)        YIELD (3)           TO TRUST (2)
    ----------   -----------------------------------       ---------------      -----------         -------------
        523     AT&T Corporation                           $        56.750         2.33%            $   29,680.25
        575     Caterpillar, Inc.                                   52.500         2.29                 30,187.50
        416     Exxon Corporation                                   71.750         2.29                 29,848.00
        422     General Motors Corporation                          71.063         2.81                 29,988.38
        685     International Paper Company                         43.313         2.31                 29,669.06
----------                                                                                          -------------
      2,621                                                                                         $  149,373.19
==========                                                                                          =============


STRATEGIC FIVE TRUST UNITED STATES PORTFOLIO, JULY 1998 TRADITIONAL SERIES
The Trust follows a simple investment strategy: Select the ten highest dividend-yielding stocks in the Dow Jones Industrial Average. Eliminate the stock with the lowest share price. Of the remaining stocks, buy the five with the lowest share price and hold them for about one year. On August 10, 1999, you can elect one of three options:

One Year Strategy:
Continue to follow the strategy by redeeming your Units and reinvesting the proceeds in a new trust portfolio, if available.

Two Year Strategy:
Elect to hold your Units for the full
two-year term of the current Trust. On July 11, 2000, you may elect to reinvest your termination proceeds into a new trust portfolio, if available. This option may allow you to benefit from a lower capital gains tax rate for investments held for more than 18 months if capital gains are realized.

Redemption:
If you do not make an election, the Trustee will redeem your Units. You will receive a cash distribution of your share of the Trust's assets.

(CHART APPEARS HERE)

   The Trust is designed as part of a long-term investment strategy. You may achieve more consistent overall results by following the strategy over several years. For more information see "Special Redemption and Rollover".

   This Trust and the Strategic Five United States Trust offer the same investment strategy in two separate portfolios with different sales charge structures. While each Trust initially holds stocks of the same issuers, the performance of each Trust will differ and the actual composition of each portfolio may differ.



                    HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------------------------------------------------------------
                              ONE YEAR STRATEGY                                             TWO YEAR STRATEGY


                                                                                   TWO YEAR
                                                                                 PERIOD ENDED
  YEAR        DJIA FIVE     DJIA         YEAR          DJIA FIVE      DJIA        DECEMBER 31        DJIA FIVE     DJIA

  1973         18.58%     (13.16)%       1986           36.10%        26.92%       1974              2.99%      (18.34)%
  1974          0.56      (23.21)        1987           (2.75)         6.02        1976             52.83        33.17
  1975         64.54       44.48         1988           22.65         15.95        1978             (0.07)       (5.32)
  1976         39.29       22.75         1989           10.49         31.71        1980             32.71        15.84
  1977         (4.82)     (12.70)        1990          (20.71)        (0.58)       1982             13.72        10.23
  1978          0.76        2.69         1991           56.02         23.93        1984             24.04        12.70
  1979         19.86       10.52         1992           24.96          7.35        1986             37.09        29.82
  1980         32.33       21.41         1993           38.67         16.74        1988             10.41        10.87
  1981          3.15       (3.40)        1994            3.33          4.95        1990              0.62        14.43
  1982         48.11       25.79         1995           42.57         36.49        1992             41.48        15.34
  1983         43.50       25.65         1996           32.06         28.58        1994             23.40        10.69
  1984         11.60        1.08         1997           27.68         24.78        1996             36.16        32.48
  1985         37.00       32.78         1998 thru 6/30 13.24         14.14        1998 thru 6/30   29.87        26.77

See "Notes to Hypothetical Performance Tables".

HYPOTHETICAL STRATEGY PERFORMANCE

   The table on the opposite page compares the hypothetical total return of stocks selected using the Trust's investment strategy (the "DJIA Five") with the stocks in the Dow Jones Industrial Average ("DJIA"). Total return includes any dividends paid on the stocks together with any increase or decrease in the value of the stocks. The One Year Strategy illustrates a hypothetical investment in the DJIA Five at the beginning of each year -- similar to buying Units of the Trust, redeeming them after one year and reinvesting the proceeds in a new trust portfolio each year. The Two Year Strategy illustrates a hypothetical investment in the DJIA Five at the beginning of every other year and holding those stocks for two years -- similar to buying Units of the Trust, holding them for two years until the Trust terminates and reinvesting the proceeds in a new trust portfolio at termination.



These hypothetical returns are not actual past performance of the Trust or prior series and do not reflect the sales charge or expenses you will pay. Of course, these hypothetical returns are not guarantees of future results and the value of your Units will fluctuate. For more information about the total return calculations, see "Notes to Hypothetical Performance Tables".

PORTFOLIO
--------------------------------------------------------------------------------------------------------------
                                                                                CURRENT             COST OF
NUMBER                                                     MARKET VALUE         DIVIDEND            SECURITIES
OF SHARES        NAME OF ISSUER (1)                        PER SHARE (2)        YIELD (3)           TO TRUST (2)
    ----------   -----------------------------------       ---------------      -----------         -------------
        514     AT&T Corporation                           $        56.750         2.33%            $   29,169.50
        565     Caterpillar, Inc.                                   52.500         2.29                 29,662.50
        409     Exxon Corporation                                   71.750         2.29                 29,345.75
        415     General Motors Corporation                          71.063         2.81                 29,490.94
        673     International Paper Company                         43.313         2.31                 29,149.31
----------                                                                                          -------------
      2,576                                                                                         $  146,818.00
==========                                                                                          =============


See "Notes to Portfolios".

STRATEGIC THIRTY TRUST GLOBAL PORTFOLIO,
JULY 1998 SERIES

   The Trust follows a simple investment strategy: Buy the ten highest dividend-yielding stocks in each of the Dow Jones Industrial Average, Financial Times Industrial Ordinary Share Index and Hang Seng Index and hold them for about one year. On August 10, 1999, you can elect one of three options:

One Year Strategy:
Continue to follow the strategy by redeeming your Units and reinvesting the proceeds in a new trust portfolio, if available.

Two Year Strategy:
Elect to hold your Units for the full two-year term of the current Trust. On July 11, 2000, you may elect to reinvest your termination proceeds into a new trust portfolio, if available. This option may allow you to benefit from a lower capital gains tax rate for investments held for more than 18 months if capital gains are realized.

Redemption:
If you do not make an election, the Trustee will redeem your Units. You will receive a cash distribution of your share of the Trust's assets.

(CHART APPEARS HERE)

   The Trust is designed as part of a long-term investment strategy. You may achieve more consistent overall results by following the strategy over several years. For more information see "Special Redemption and Rollover".



                    HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------------------------------------------------
                              ONE YEAR STRATEGY                                             TWO YEAR STRATEGY

                         AVERAGE OF                              AVERAGE OF        TWO YEAR                   AVERAGE OF
             STRATEGY    INDEX TOTAL                  STRATEGY   INDEX TOTAL     PERIOD ENDED      STRATEGY   INDEX TOTAL
  YEAR        STOCKS       RETURNS        YEAR         STOCKS      RETURNS        DECEMBER 31       STOCKS      RETURNS

  1978          9.34%      11.51%        1988           26.88%        14.41%       1979             14.78%       22.20%
  1979         28.25       33.92         1989           19.53         21.56        1981             10.85        14.62
  1980         31.16       40.58         1990            4.49          7.20        1983             12.53         3.66
  1981         (1.30)      (6.54)        1991           31.64         29.22        1985             38.51        30.64
  1982         (2.83)      (7.33)        1991           17.12         12.89        1987             30.34        22.90
  1983         26.66       15.95         1993           57.68         53.09        1989             23.10        17.93
  1984         25.66       16.28         1994           (9.66)        (7.52)       1991             14.46        17.70
  1985         49.49       46.77         1995           21.56         27.29        1993             29.59        31.46
  1986         41.78       34.48         1996           23.16         25.00        1995              1.57         8.50
  1987         17.03       12.32         1997            5.20          6.69        1997             13.61        15.48
                                         1998 thru 6/30 (2.47)         4.16        1998 thru 6/30    6.81         8.46


See "Notes to Hypothetical Performance Tables".

   The table on the opposite page compares the hypothetical total return of stocks selected using the Trust's investment strategy (the "Strategy Stocks") with the stocks in the Dow Jones Industrial Average, Financial Times Industrial Ordinary Share Index and Hang Seng Index ("Average of Index Total Returns"). Total return includes any dividends paid on the stocks together with any increase or decrease in the value of the stocks. The One Year Strategy illustrates a hypothetical investment in the Strategy Stocks at the beginning of each year -- similar to buying Units of the Trust, redeeming them after one year and reinvesting the proceeds in a new trust portfolio each year. The Two Year Strategy illustrates a hypothetical investment in the Strategy Stocks at the beginning of every other year and holding those stocks for two years -- similar to buying Units of the Trust, holding them for two years until the Trust terminates and reinvesting the proceeds in a new trust portfolio at termination.

   These hypothetical returns are not actual past performance of the Trust or prior series and do not reflect the sales charge or expenses you will pay. Of course, these hypothetical returns are not guarantees of future results and the value of your Units will fluctuate. For more information about the total return calculations, see "Notes to Hypothetical Performance Tables".




PORTFOLIO
-----------------------------------------------------------------------------------------------------------
                                                                                CURRENT             COST OF
NUMBER                                                     MARKET VALUE         DIVIDEND            SECURITIES
OF SHARES        NAME OF ISSUER (1)                        PER SHARE (2)        YIELD (3)           TO TRUST (2)
    ----------   -----------------------------------       ---------------      -----------         -------------
                DJIA COMPANIES:
        172     AT&T Corporation                           $        56.750         2.33%            $    9,761.00
        190     Caterpillar, Inc.                                   52.500         2.29                  9,975.00
        122     Chevron Corporation                                 81.875         2.98                  9,988.75
        133     Eastman Kodak Company                               73.563         2.39                  9,783.81
        138     Exxon Corporation                                   71.750         2.29                  9,901.50
       139      General Motors Corporation                          71.063         2.81                  9,877.69
        228     International Paper Company                         43.313         2.31                  9,875.25
         80     J.P. Morgan & Company, Inc.                        125.938         3.02                 10,075.00
        121     Minnesota Mining & Manufacturing Company            80.688         2.73                  9,763.19
        253     Philip Morris Companies, Inc.                       40.063         3.99                 10,135.81
                FT INDEX COMPANIES:
      1,099     Allied Domecq Plc                                    8.960         4.51                  9,846.80
      1,781     Blue Circle Industries Plc                           5.619         4.22                 10,007.91
        725     BOC Group Plc                                       13.828         3.76                 10,025.03
      3,532     BTR Plc                                              2.724         7.09                  9,620.72
      1,150     Marks & Spencer Plc                                  8.756         2.83                 10,068.93
        549     National Westminster Bank Plc                       18.116         3.08                  9,945.46
        633     Peninsular & Oriental Steam
                  Navigation Company                                15.698         3.37                  9,936.83
        976     Royal & Sun Alliance Insurance Group Plc            10.226         3.43                  9,980.33
      1,029     ScottishPower Plc                                    9.654         3.67                  9,933.99
      1,243     Tate & Lyle Plc                                      7.984         3.48                  9,923.82
                HANG SENG INDEX COMPANIES:
     16,500     Amoy Properties Limited                              0.581        10.67                  9,582.50
     12,000     Great Eagle Holdings Limited                         0.787         9.51                  9,446.99
      9,000     Hang Lung Development Company Limited                0.974         9.87                  8,769.44
     20,000     Henderson Investment Limited                         0.484        11.20                  9,679.29
      3,000     Henderson Land Development Company Limited           3.214         9.96                  9,640.58
     21,000     HongKong and Shanghai Hotels, Limited                0.461        10.63                  9,688.97
     13,000     Hysan Development Company Limited                    0.794        15.85                 10,318.13
      6,000     New World Development Limited                        1.736         8.92                 10,414.92
     32,000     Sino Land Company                                    0.307        10.95                  9,808.35
     10,000     Wharf Holdings Limited                               0.974        10.33                  9,743.82
 ----------                                                                                         -------------
    156,793                                                                                         $  295,519.81
==========                                                                                          =============

STRATEGIC FIFTEEN TRUST GLOBAL PORTFOLIO,
JULY 1998 SERIES

   The Trust follows a simple investment strategy: Select the ten highest dividend yielding stocks in each of the Dow Jones Industrial Average, Financial Times Industrial Ordinary Share Index and Hang Seng Index. Eliminate the stock from each index with the lowest share price. Of the remaining stocks from each index, buy the five with the lowest share price and hold them for about one year.

On August 10, 1999, you can elect one of three options:

One Year Strategy:
Continue to follow the strategy by redeeming your Units and reinvesting the proceeds in a new trust portfolio, if available.

Two Year Strategy:
Elect to hold your Units for the full two-year term of the current Trust. On July 11, 2000, you may elect to reinvest your termination proceeds into a new trust portfolio, if available. This option may allow you to benefit from a lower capital gains tax rate for investments held for more than 18 months if capital gains are realized.

Redemption:
If you do not make an election, the Trustee will redeem your Units. You will receive a cash distribution of your share of the Trust's assets.

(CHART APPEARS HERE)

   The Trust is designed as part of a long-term investment strategy. You may achieve more consistent overall results by following the strategy over several years. For more information see "Special Redemption and Rollover".






                    HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------------------------------------------------
                              ONE YEAR STRATEGY                                             TWO YEAR STRATEGY

                         AVERAGE OF                              AVERAGE OF        TWO YEAR                   AVERAGE OF
             STRATEGY    INDEX TOTAL                  STRATEGY   INDEX TOTAL     PERIOD ENDED      STRATEGY   INDEX TOTAL
  YEAR        STOCKS       RETURNS        YEAR         STOCKS      RETURNS        DECEMBER 31       STOCKS      RETURNS

  1978          9.09%      11.51%        1988           31.02%        14.41%       1979             14.56%       22.20%
  1979         30.44       33.92         1989           16.11         21.56        1981             15.33        14.62
  1980         38.85       40.58         1990           (0.73)         7.20        1983             19.93         3.66
  1981         (5.73)      (6.54)        1991           42.63         29.22        1985             33.99        30.64
  1982          9.27       (7.33)        1992           24.25         12.89        1987             30.72        22.90
  1983         29.24       15.95         1993           61.25         53.09        1989             25.01        17.93
  1984         18.40       16.28         1994           (7.82)        (7.52)       1991             15.64        17.70
  1985         52.89       46.77         1995           16.56         27.29        1993             39.30        31.46
  1986         37.88       34.48         1996           19.37         25.00        1995              0.56         8.50
  1987         14.02       12.32         1997            0.47          6.69        1997              9.54        15.48
                                         1998 thru 6/30  6.80          4.16        1998 thru 6/30    6.92         8.46

See "Notes to Hypothetical Performance Tables"

HYPOTHETICAL STRATEGY PERFORMANCE

   The table on the opposite page compares the hypothetical total return of stocks selected using the Trust's investment strategy (the "Strategy Stocks") with the stocks in the Dow Jones Industrial Average, Financial Times Industrial Ordinary Share Index and Hang Seng Index ("Average of Index Total Returns"). Total return includes any dividends paid on the stocks together with any increase or decrease in the value of the stocks. The One Year Strategy illustrates a hypothetical investment in the Strategy Stocks at the beginning of each year -- similar to buying Units of the Trust, redeeming them after one year and reinvesting the proceeds in a new trust portfolio each year. The Two Year Strategy illustrates a hypothetical investment in the Strategy Stocks at the beginning of every other year and holding those stocks for two years -- similar to buying Units of the Trust, holding them for two years until the Trust terminates and reinvesting the proceeds in a new trust portfolio at termination.



   These hypothetical returns are not actual past performance of the Trust or prior series and do not reflect the sales charge or expenses you will pay. Of course, these hypothetical returns are not guarantees of future results and the value of your Units will fluctuate. For more information about the total return calculations, see "Notes to Hypothetical Performance Tables".



PORTFOLIO
-----------------------------------------------------------------------------------------------------------
                                                                                CURRENT             COST OF
NUMBER                                                     MARKET VALUE         DIVIDEND            SECURITIES
OF SHARES        NAME OF ISSUER (1)                        PER SHARE (2)        YIELD (3)           TO TRUST (2)
    ----------   -----------------------------------       ---------------      -----------         -------------
                DJIA COMPANIES:
        172     AT&T Corporation                           $        56.750         2.33%            $    9,761.00
        190     Caterpillar, Inc.                                   52.500         2.29                  9,975.00
        138     Exxon Corporation                                   71.750         2.29                  9,901.50
        139     General Motors Corporation                          71.063         2.81                  9,877.69
        228     International Paper Company                         43.313         2.31                  9,875.25
                FT INDEX COMPANIES:
      1,099     Allied Domecq Plc                                    8.960         4.51                  9,846.80
      1,781     Blue Circle Industries Plc                           5.619         4.22                 10,007.91
      1,150     Marks & Spencer Plc                                  8.756         2.83                 10,068.93
      1,029     ScottishPower Plc                                    9.654         3.67                  9,933.99
      1,243     Tate & Lyle Plc                                      7.984         3.48                  9,923.82
                HANG SANG INDEX COMPANIES:
     16,500     Amoy Properties Limited                              0.581        10.67                  9,582.50
     12,000     Great Eagle Holdings Limited                         0.787         9.51                  9,446.99
     20,000     Henderson Investment Limited                         0.484        11.20                  9,679.29
     21,000     HongKong and Shanghai Hotels, Limited                0.461        10.63                  9,688.97
     13,000     Hysan Development Company Limited                    0.794        15.85                 10,318.13
----------                                                                                          -------------
     89,669                                                                                         $  147,887.77
==========                                                                                          =============

STRATEGIC PICKS OPPORTUNITY TRUST, JULY 1998 SERIES

   The Trust follows a simple investment strategy: Beginning with the Morgan Stanley Capital International USA Index, remove all stocks of financial and utility companies and stocks in the Dow Jones Industrial Average. Screen this pool of stocks to include only those companies with positive one- and three-year sales and earnings growth and two years of positive dividend growth. Rank the remaining stocks by annual trading volume and select the top 75%. Buy the ten highest dividend-yielding stocks in this "Strategic Picks Subset" and hold them for about one year.

On August 10, 1999, you can elect one of three options:

One Year Strategy:
Continue to follow the strategy by redeeming your Units and reinvesting the proceeds in a new trust portfolio, if available.

Two Year Strategy:
Elect to hold your Units for the full
two-year term of the current Trust. On July 11, 2000, you may elect to reinvest your termination proceeds into a new trust portfolio, if available. This option may allow you to benefit from a lower capital gains tax rate for investments held for more than 18 months if capital gains are realized.

Redemption:
If you do not make an election, the Trustee will redeem your Units. You will receive a cash distribution of your share of the Trust's assets.

(CHART APPEARS HERE)

   The Trust is designed as part of a long-term investment strategy. You may achieve more consistent overall results by following the strategy over several years. For more information see "Special Redemption and Rollover".



                    HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------
                              ONE YEAR STRATEGY                                             TWO YEAR STRATEGY

                                                                                   TWO YEAR
             STRATEGY      MSCIUSA                 STRATEGY        MSCIUSA       PERIOD ENDED      STRATEGY     MSCIUSA
  YEAR        STOCKS        INDEX        YEAR       STOCKS          INDEX         DECEMBER 31       STOCKS       INDEX

  1978         13.26%       6.00%        1989           31.87%        30.21%       1979             12.07%        9.86%
  1979         17.00       13.86         1990            0.52         (1.89)       1981             22.24        11.13
  1980         40.64       27.97         1991           47.88         30.17        1983             30.59        20.62
  1981          5.09       (3.50)        1992            2.26          7.06        1985             23.43        17.70
  1982         39.84       20.13         1993            7.32          9.82        1987             21.44        10.54
  1983         17.66       21.11         1994            9.91          2.05        1989             22.15        22.55
  1984         10.89        5.71         1995           38.10         37.04        1991             11.27        13.01
  1985         46.11       31.04         1996           23.90         23.36        1993              0.49         8.43
  1986         34.86       17.02         1997           28.64         33.35        1995             21.47        18.26
  1987         11.38        4.41         1998 thru 6/30 14.05         17.14        1997             25.15        28.26
  1988         16.05       15.34                                                   1998 thru 6/30   25.41        33.64

  See "Notes to Hypothetical Performance Tables".

HYPOTHETICAL STRATEGY PERFORMANCE

   The table on the opposite page compares the hypothetical total return of stocks selected using the Trust's investment strategy (the "Strategy Stocks") with the stocks in the MSCI USA Index. Total return includes any dividends paid on the stocks together with any increase or decrease in the value of the stocks. The One Year Strategy illustrates a hypothetical investment in the Strategy Stocks at the beginning of each year -- similar to buying Units of the Trust, redeeming them after one year and reinvesting the proceeds in a new trust portfolio each year. The Two Year Strategy illustrates a hypothetical investment in the Strategy Stocks at the beginning of every other year and holding those stocks for two years -- similar to buying Units of the Trust, holding them for two years until the Trust terminates and reinvesting the proceeds in a new trust portfolio at termination.



   These hypothetical returns are not actual past performance of the Trust or prior series and do not reflect the sales charge or expenses you will pay. Of course, these hypothetical returns are not guarantees of future results and the value of your Units will fluctuate. For more information about the total return calculations, see "Notes to Hypothetical Performance Tables".


PORTFOLIO
--------------------------------------------------------------------------------------------------------------
                                                                                CURRENT             COST OF
NUMBER                                                     MARKET VALUE         DIVIDEND            SECURITIES
OF SHARES        NAME OF ISSUER (1)                        PER SHARE (2)        YIELD (3)           TO TRUST (2)
    ----------   -----------------------------------       ---------------      -----------         -------------
        391     Air Products and Chemicals, Inc.           $        37.875         1.80%            $   14,809.13
        304     American Home Products Corporation                  49.438         1.74                 15,029.00
        447     AMP, Inc.                                           32.750         3.30                 14,639.25
        291     Deere & Company                                     50.750         1.73                 14,768.25
        427     Genuine Parts Company                               35.063         2.85                 14,971.69
        346     Ingersoll-Rand Company                              43.625         1.38                 15,094.25
        221     May Department Stores Company                       67.875         1.87                 15,000.38
        220     PPG Industries, Inc.                                68.188         2.11                 15,001.25
        203     Textron, Inc.                                       73.188         1.56                 14,857.06
        293     VF Corporation                                      50.875         1.57                 14,906.38
----------                                                                                          -------------
      3,143                                                                                         $  149,076.64
==========                                                                                          =============


See "Notes to Portfolios".
EAFE STRATEGIC 20 TRUST, JULY 1998 SERIES

   The Trust follows a simple investment strategy:
Begin with the stocks in the Morgan Stanley Capital International Europe, Australasia and Far East Index, one of the most widely-used benchmarks for international investing. Screen these stocks to include only those companies with positive one- and three-year sales and earnings growth and two years of positive dividend growth. Rank the remaining stocks by market capitalization and select the top 75%. Buy the twenty highest dividend-yielding stocks in this "EAFESM Subset" and hold them for about one year.

On August 10, 1999, you can elect one of three options:

One Year Strategy:
Continue to follow the strategy by redeeming your Units and reinvesting the proceeds in a new trust portfolio, if available.

Two Year Strategy:
Elect to hold your Units for the full two-year term of the current Trust. On July 11, 2000, you may elect to reinvest your termination proceeds into a new trust portfolio, if available. This option may allow you to benefit from a lower capital gains tax rate for investments held for more than 18 months if capital gains are realized.

Redemption:
If you do not make an election, the Trustee will redeem your Units. You will receive a cash distribution of your share of the Trust's assets.

(CHART APPEARS HERE)

   The Trust is designed as part of a long-term investment strategy. You may achieve more consistent overall results by following the strategy over several years. For more information see "Special Redemption and Rollover".




                    HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------------------------------------------------
                              ONE YEAR STRATEGY                                             TWO YEAR STRATEGY

                            MSCI                                    MSCI           TWO YEAR                      MSCI
             STRATEGY      EAFESM                     STRATEGY     EAFESM        PERIOD ENDED      STRATEGY     EAFESM
  YEAR        STOCKS        INDEX         YEAR         STOCKS       INDEX         DECEMBER 31       STOCKS       INDEX

  1973        (20.56)%    (14.17)%       1986           37.15%        69.94%       1974            (26.17)%     (18.25)%
  1974        (39.41)     (22.14)        1987           32.39         24.93        1976             31.44        19.26
  1975        100.38       37.10         1988           28.25         28.59        1978             28.42        26.64
  1976        (11.51)       3.74         1989            7.68         10.80        1980             14.28        14.94
  1977         52.69       19.42         1990           (4.90)       (23.20)       1982              6.98        (0.95)
  1978         12.03       34.30         1991           21.24         12.50        1984             18.48        15.93
  1979         26.96        6.18         1992            3.81        (11.85)       1986             42.62        63.20
  1980         23.26       24.43         1993           62.76         32.94        1988             22.99        26.75
  1981          6.49       (1.03)        1994            3.25          8.06        1990             (0.84)       (7.75)
  1982         (0.84)      (0.86)        1995           25.50         11.55        1992              4.88        (0.42)
  1983         47.49       24.61         1996           19.58          6.36        1994             13.96        19.86
  1984         21.34        7.86         1997           26.01          2.06        1996             21.08         8.92
  1985         50.14       56.72         1998 thru 6/30  9.44         15.10        1998 thru 6/30   25.04        10.03
See "Notes to Hypothetical Performance Tables".

HYPOTHETICAL STRATEGY PERFORMANCE

   The table on the opposite page compares the hypothetical total return of stocks selected using the Trust's investment strategy (the "Strategy Stocks") with the stocks in the MSCI EAFESM Index. Total return includes any dividends paid on the stocks together with any increase or decrease in the value of the stocks. The One Year Strategy illustrates a hypothetical investment in the Strategy Stocks at the beginning of each year -- similar to buying Units of the Trust, redeeming them after one year and reinvesting the proceeds in a new trust portfolio each year. The Two Year Strategy illustrates a hypothetical investment in the Strategy Stocks at the beginning of every other year and holding those stocks for two years -- similar to buying Units of the Trust, holding them for two years until the Trust terminates and reinvesting the proceeds in a new trust portfolio at termination.



   These hypothetical returns are not actual past performance of the Trust or prior series and do not reflect the sales charge or expenses you will pay. Of course, these hypothetical returns are not guarantees of future results and the value of your Units will fluctuate. For more information about the total return calculations, see "Notes to Hypothetical Performance Tables".



PORTFOLIO
--------------------------------------------------------------------------------------------------------------
                                                                                CURRENT             COST OF
NUMBER                                                     MARKET VALUE         DIVIDEND            SECURITIES
OF SHARES        NAME OF ISSUER (1)                        PER SHARE (2)        YIELD (3)           TO TRUST (2)
    ----------   -----------------------------------       ---------------      -----------         -------------
      1,000     Autopistas, Concesionaria Espanola SA      $        15.410         2.56%            $   15,410.07
      2,202     Australian Gas Light Company, Limited                6.591         3.10                 14,513.61
        294     BASF AG                                             50.523         2.80                 14,853.80
        212     BIC SA                                              69.764         1.80                 14,789.89
      3,500     CLP Holdings, Limited                                4.259         4.61                 14,906.11
         47     Electrabel SA                                      309.333         3.58                 14,538.67
         67     Eridania Beghin-Say SA                             224.885         3.26                 15,067.30
      5,384     FKI Plc                                              2.867         4.27                 15,434.87
      7,600     Hong Kong Telecommunications, Limited                1.923         5.72                 14,614.44
     13,000     Hong Kong and China Gas Company, Limited             1.078         3.81                 14,009.16
      3,000     Hutchison Whampoa, Limited                           4.982         4.09                 14,944.83
      4,105     QBE Insurance Group, Limited                         3.610         3.48                 14,817.85
      1,261     Rio Tinto Limited                                   11.488         3.46                 14,486.66
      2,200     Rothmans of Pall Mall Berhad                         6.495         7.75                 14,289.06
        278     Royal Dutch Petroleum Company                       53.303         2.42                 14,818.16
      4,834     Santos, Limited                                      3.018         4.34                 14,590.74
        317     SEITA                                               46.290         3.30                 14,674.00
      4,000     Sun Hung Kai Properties, Limited                     4.027         7.21                 16,106.34
      3,440     Telecom Corporation of New Zealand, Limited          4.226         6.13                 14,536.96
      1,200     Trelleborg AB                                       12.844         2.87                 15,412.30
----------                                                                                          -------------
     57,941                                                                                         $  296,814.82
==========                                                                                          =============

NOTES TO HYPOTHETICAL PERFORMANCE TABLES

   The stocks for each strategy for each period were identified by applying the applicable Trust strategy on the first trading day of the period on the principal trading exchange. It should be noted that the stocks in any table are not the same stocks from year to year and may not be the same stocks as those included in any Trust. Total return for each period was calculated by (1) subtracting the closing sale price of the stocks on the first trading day of the period from the closing sale price of the stocks on the last trading day of the period, (2) adding dividends paid during that period and (3) dividing the result by the closing sale price of the stocks on the first trading day of the period. In the case of the Two Year Strategy figures, the total return for the period is divided by two to compute the hypothetical average annual total return over each two-year period. Adjustments were made to reflect events such as stock splits and corporate spin-offs. Total return does not take into consideration sales charges, commissions, expenses or taxes that will be incurred by Unitholders. With respect to foreign securities, all values are converted into U.S. dollars using the applicable offering side currency exchange rate.

   These tables represent hypothetical past performance of the Trust strategies (not the Trusts) and are not guarantees or indications of future performance of any Trust. Unitholders will not necessarily realize as high a total return as the hypothetical returns in the tables for several reasons including, among others: the total return figures in the tables do not reflect sales charges, commissions, Trust expenses or taxes; the Trusts are established at different times of the year; a Trust may not be able to invest equally in the Securities and may not be fully invested at all times; the Securities are often purchased or sold at prices different from the closing prices used in buying and selling Units; and currency exchange rates will be different. In addition, both stock prices (which may appreciate or depreciate) and dividends (which may be increased, reduced or eliminated) will affect actual returns. There can be no assurance that any Trust will outperform the related stock index over thirteen months, its life or future rollover periods, if available. The sources for the information contained in the tables are Barron's, Bloomberg L.P., Dow Jones Corporation, Morgan Stanley Capital International, Ibbotson Associates, Datastream International, Inc., Extell Financial LTD. and the Hong Kong Stock Exchange. The Sponsor has not independently verified the data obtained from these sources but has no reason to believe that this data is incorrect in any material respect.

NOTES TO PORTFOLIOS
   (1) The Securities are initially represented by "regular way" contracts for the performance of which an irrevocable letter of credit has been deposited with the Trustee. Contracts to acquire Securities were entered into on July 10, 1998 and July 13, 1998 and have settlement dates ranging from July 15, 1998 to July 31, 1998 (see "The Trusts").
   (2) The market value of each Security is based on the closing sale price on the applicable exchange on the day prior to the Initial Date of Deposit (on the Initial Date of Deposit for the Strategic Ten United Kingdom and Hong Kong Trusts). Other information regarding the Securities, as of the Initial Date of Deposit, is as follows:

                                                                                                    PROFIT
                                                                   COST TO                         (LOSS) TO
                                                                   SPONSOR                          SPONSOR
                                                               --------------                    -------------
Strategic Ten United States Trust                              $      149,518                   $        ----
Strategic Ten United States Traditional Trust                  $      146,876                   $        ----
Strategic Ten United Kingdom Trust                             $      149,627                   $       (185)
Strategic Ten Hong Kong Trust                                  $      246,013                   $       (298)
Strategic Five United States Trust                             $      149,373                   $        ----
Strategic Five United States Traditional Trust                 $      146,818                   $        ----
Strategic Thirty Global Trust                                  $      295,873                   $       (353)
Strategic Fifteen Global Trust                                 $      148,248                   $       (360)
Strategic Picks Opportunity Trust                              $      149,077                   $        ----
EAFE Strategic 20 Trust                                        $      297,607                   $       (792)

   (3)Current Dividend Yield for each Security is based on the estimated annual dividends per share and the Security's market value as of the close of trading on the day prior to the Initial Date of Deposit. Estimated annual dividends per share are calculated by annualizing the most recently declared dividends or by adding the most recent interim and final dividends declared and reflect any foreign withholding taxes.

   THE SECURITIES. A brief description of each of the issuers of the Securities is listed below. Please refer to each "Portfolio" for a list of the Securities included in each Trust.

   Air Products and Chemicals, Inc. Air Products and Chemicals, Inc. produces industrial gas and related industrial process equipment. The company also produces and markets polymer chemicals, performance chemicals, and chemical intermediates. Air Products recovers and distributes oxygen, nitrogen, argon, hydrogen, and a variety of medical and specialty gases. The company supplies cryogenic and other process equipment.

   Allied Domecq Plc. Allied Domecq Plc is an international food, drink and hospitality group. The company owns the "Baskin Robbins" ice cream and "Dunkin' Donuts" food chains and "Firkin" pubs chain. Through Hiram Walker, the company also produces a wide range of brands, including "Ballantine's" scotch whisky, "Canadian Club" Canadian whisky, "Kahlua," "Tia Maria," "Beefeater Gin" and other brands.

   American Home Products Corporation. American Home Products Corporation discovers, develops, manufactures, distributes, and sells health care products and agricultural products. Health care products include branded and generic ethical pharmaceuticals, biologicals, nutritionals, consumer health care products, and animal pharmaceuticals. Agricultural products include crop protection and pest control products.

   Amoy Properties Limited. Amoy Properties Limited is a property investment company. The principal activities of the company are property investment and investment holding, and through its subsidiaries, property investment for rental income, car park management and property management.

   AMP, Inc. AMP, Inc. designs, manufactures, and markets a variety of electronic, electrical, and electro-optic connection devices, in addition to interconnection systems and connector-intensive assemblies. The company's products are used in electronic, electrical, computer, and telecommunications systems. AMP's customers include OEMs, utilities, government agencies, distributors, and others.

   AT&T Corporation. AT&T Corporation offers communication services and products. The company provides voice, data, and video telecommunications services to consumers, large and small businesses, and government entities. AT&T and its subsidiaries furnish regional, domestic, international, and local telecommunication services. The company also provides cellular telephone and wireless services, as well as other services.

   Australian Gas Light Company, Limited. Australian Gas Light Company, Limited distributes, transports and sells natural gas and oil throughout Australasia. The company primarily produces and sells petroleum products, constructs pipelines, and invests in related companies. AGL also holds interest in operating companies which produce and distribute gas in Australia.

   Autopistas, Concesionaria Espanola SA. Autopistas, Concesionaria Espanola SA operates and maintains motorways in Spain. The company is the concessionaire for the La Jonquera-Barcelona-Tarragona, Zaragoza-Mediterranean and
Montgat-Mataro-Malgrat-Palafolls motorways.

   BASF AG. BASF AG produces industrial and commercial raw materials and finished products worldwide. The company explores and refines oil, operates gas and oil distribution and storage facilities, as well as produces pharmaceuticals, chemicals, drugs, vitamins and agricultural fertilizers and crop protection agents. BASF also produces a variety of plastics, dyestuffs, pigments, and polymer products.

   BIC SA. BIC SA manufactures pens, pencils, lighters, shavers, correcting fluid and windsurfing boards. The company's subsidiaries, Conte and Sheaffer, manufacture and distribute writing utensils and the Guy Laroche unit manufactures and distributes women's clothing.

   Blue Circle Industries Plc. Blue Circle Industries Plc manufactures cement, concrete, aggregates, bathroom fixtures and heating supplies. The company produces cement, concrete and aggregates worldwide and manufactures and sells furnaces, boilers, bathroom sinks, toilets and other fixtures in Europe. Blue Circle also manages 10,200 hectares in the United Kingdom, develops real estate and builds homes.

   BOC Group Plc. BOC Group Plc manufactures a range of industrial and specialty gases, vacuum pumps, and maintains extensive distribution operations. The company also produces equipment used to coat glass and packaging film. BOC has manufacturing operations in over 60 countries and sells their products internationally.

   BTR Plc. BTR Plc is a holding company for an international group of industrial manufacturing companies. The group operates through four divisions:
Automotive Components, Power Drives, Process Control and Specialist Engineering. The group has operations in Australia, South America, Asia Pacific, India and North America.

   Caterpillar, Inc. Caterpillar, Inc. designs, manufactures, and markets earthmoving and construction machines, as well as mining and agricultural machinery. The company provides financing alternatives for its equipment. Caterpillar's machines are distributed through 65 dealers in the United States and 132 internationally. Machines are used for marine, agricultural, petroleum, industrial, and other applications.

   Chevron Corporation. Chevron Corporation explores for, develops, and produces crude oil and natural gas. The company also refines crude oil into finished petroleum products, as well as markets and transports crude oil, natural gas, and petroleum products. Chevron manufactures and markets a variety of chemicals for industrial use and mines for coal. The company operates in the United States and approximately 90 countries.

   CLP Holdings, Limited. CLP Holdings, Limited is an investment holding company whose subsidiaries generate and supply electricity to Kowloon and the New Territories in Hong Kong. The company also exports electric power to Guangdong Province in the People's Republic of China. Its subsidiaries are involved in property investment and development.

   Deere & Company. Deere & Company manufactures, distributes, and finances a range of agricultural, construction and forestry, and commercial and consumer equipment. The company also provides credit, insurance products, and managed health-care plans.

   Eastman Kodak Company. Eastman Kodak Company develops, manufactures, and markets consumer and commercial imaging products. The company's imaging systems include films, photographic papers, processing services, photographic chemicals, cameras, and projectors. Kodak also develops digital camera systems which do not use silver halide film technology.

   Electrabel SA. Electrabel SA generates and sells electricity and distributes natural gas in Belgium. The company distributes electricity to consumers and industrial customers, distributes fuel to nuclear power stations and manages the nuclear fuel cycle. Electrabel produces and distributes steam and drinking water to customers and offers cable television services.

   Eridania Beghin-Say SA. Eridania Beghin-Say SA specializes in the refining, manufacturing and processing of agricultural products. These products include sugar, starch derivatives, refined oils and proteins, animal feed and packaged consumer food products. Subsidiaries of the company include Distillerie de la Region de Chalons, ISI (Italy) and Matravideki Cukorgyar (Hungary).

   Exxon Corporation. Exxon Corporation explores for and produces crude oil and natural gas; manufactures petroleum products; and transports and sells crude oil, natural gas, and petroleum products. The company also manufactures and markets basic petrochemicals, including olefins and aromatics, as well as supplies specialty rubbers and additives for fuels and lubricants.

   FKI Plc. FKI Plc is an international group of autonomous manufacturers. The group produces a wide range of products for the material handling, hardware, automotive, engineering and process control markets. The material handling, hardware and automotive groups primarily operate in the United States, while the engineering and process control groups primarily serve the United Kingdom and Europe.

   General Motors Corporation. General Motors Corporation manufactures and sells vehicles worldwide under the "Chevrolet", "Buick", "Cadillac", "Oldsmobile", "Pontiac", "Saturn", and "GMC" names. The company also offers financing, insurance, and mortgage banking, as well as manufactures satellites, locomotives, and heavy-duty transmissions.

   Genuine Parts Company. Genuine Parts Company distributes replacement automobile and industrial parts and office products. The company operates 62 "NAPA" and three "Balkamp" automobile parts distribution centers in the United States. Genuine's other products include industrial bearings, power transmission equipment, material handling components, agricultural and irrigation equipment, and office furniture.

   Great Eagle Holdings Limited. Great Eagle Holdings Limited is an investment holding company. The principal activities of the subsidiaries are property development, property investment, hotel and restaurant operations, trading of building materials, share investment, provision of management and maintenance services, property management, financing and insurance agency.

   Hang Lung Development Company Limited. Hang Lung Development Company Limited, through its subsidiaries, invests in and develops real estate for sale and for rental income. The company also manages hotels and operates car park businesses.

   Henderson Investment Limited. Henderson Investment Limited is an investment holding company. The principal activities of its subsidiaries are property development and investment, investment holding, retailing and hotel business.

   Henderson Land Development Company Limited. Henderson Land Development Company Limited is a holding company whose main operations include property development and investment, project management, construction, property management, finance and investment holding.

   Hong Kong and China Gas Company, Limited. Hong Kong and China Gas Company, Limited produces, distributes, and markets gas and gas appliances to residential and industrial customers. The company markets through "Towngas" brand name, for domestic and commercial cooking and water heating as well as a heating fuel for the industrial market. Its subsidiaries develop and manage commercial properties, and also develop gas projects in China.

   Hong Kong Telecommunications, Limited. Hong Kong Telecommunications, Limited provides telecommunications, computer, engineering and other services. The company also sells and rents telecommunications equipment. The principal activities of the company are carried out in Hong Kong.

   HongKong and Shanghai Hotels, Limited. HongKong and Shanghai Hotels, Limited operates the Peninsula Hotel, the Kowloon Hotel and the Palace Hotels in the United States, Philippines and China. The company's property portfolio also includes Repulse Bay Complex, the Peak Tower, and the St. John's Building. Other operations include management of clubs, the Tai Pan Laundry, and food and beverage outlets.

   Hutchison Whampoa, Limited. Hutchison Whampoa, Limited is an investment holding company. It has diversified operations in property investment and development, ports and related services, retail and manufacturing, telecommunications, media, energy, finance, investment and other services.

   Hysan Development Company Limited. Hysan Development Company Limited. is an investment holding company. Its subsidiaries are active in the field of property investment, property development and capital market investment. The company's profits mainly come from commercial rental income and luxury residential property located in Hong Kong.

   Ingersoll-Rand Company. Ingersoll-Rand Company manufactures construction machinery and industrial equipment. The company's products include air compressors, tools, pumps, bearings and automotive components, locks, and door hardware. Through joint ventures, Ingersoll supplies hydrocarbon processing equipment and services. The company operates worldwide.

   International Paper Company. International Paper Company manufactures printing and writing paper, pulp, tissue, paperboard, packaging, and wood products. The company also manufactures non-woven papers, specialty chemicals, and specialty panels and laminated products.
International Paper sells its products primarily in the United States, Europe, and the Pacific Rim.

   J.P. Morgan & Company, Inc. J.P. Morgan & Company, Inc., through subsidiaries, offers financial services to corporations, governments, financial institutions, institutional investors, professional firms, privately-held companies, and individuals. The company offers loans, advises on mergers, acquisitions and privatizations, underwrites debt and equity issues, and deals in government-issued securities worldwide.

   Marks & Spencer Plc. Marks & Spencer Plc retails consumer goods and food under the name "St Michael." The company sells quality clothing through Brooks Brothers stores in the United States and Japan, food through its Kings Super Markets in the United States, and other merchandise through a chain of retail stores in Canada, Europe, and Hong Kong. The company is also engaged in financial, unit trust, treasury, and insurance activities.

   May Department Stores Company. May Department Stores Company, through its various chains of department stores, retails a variety of goods throughout the United States. The company operates approximately 369 department stores in 30 states and the District of Columbia.

   Minnesota Mining & Manufacturing Company. Minnesota Mining & Manufacturing Company is a diversified manufacturer of industrial, commercial and health care products. The company produces and markets more than 60,000 products worldwide. Minnesota Mining's products include "Post-it" Notes, "Wetordry"sandpaper, "Scotchgard" fabric, film and photo protectors, "Thinsulate" insulation products, and "Alge Block" copper roofing.

   National Westminster Bank Plc. National Westminster Bank Plc, a London-based retail bank, provides a variety of banking and financial services to both the domestic and international markets. The bank operates 2,223 branches in the United Kingdom. In addition, the bank provides worldwide corporate and investment banking, asset management and financing.

   New World Development Company Limited. New World Development Company Limited. is an investment holding company whose subsidiaries are involved in property development and investment. The company also has hotel operations, construction and civil engineering activities, telecommunication services, insurance, transportation and infrastructural investment.

   Peninsular & Oriental Steam Navigation Company. Peninsular & Oriental Steam Navigation Company's primary activities include container and bulk shipping, property investment, construction and development and cruise, ferry and transport services. Peninsular and Oriental operates worldwide. The group's cruise lines include "Princess" and "P&O."

   Philip Morris Companies, Inc. Philip Morris Companies, Inc. is a consumer packaged goods company. The company operates through five subsidiaries. Philip Morris' products include "Bull's Eye", "Breakstone's", "Kraft", "Cambridge" and "Marlboro" cigarettes, "Cracker Barrel" and "Polly-O"cheeses, "Crystal Light", "Maxwell House", and "Miller", "Milwaukee's Best" and "Meister Brau" beer.

   PPG Industries, Inc. PPG Industries, Inc. supplies products for the manufacturing, construction, automotive, chemical processing, and other industries worldwide. The company makes protective and decorative coatings, flat glass, fabricated glass products, continuous-strand fiber glass products, and industrial and specialty chemicals. PPG operates 75 manufacturing and 10 research and development facilities.

   QBE Insurance Group, Limited. QBE Insurance Group, Limited is an insurance company which underwrites most forms of commercial and industrial insurance policies, as well as individual policies. The coverage of the company spans approximately 22 countries, including Fiji, Bermuda, Hong Kong, New Zealand, and the United Kingdom. QBE also provides reinsurance policies.

   Rio Tinto Limited. Rio Tinto Limited is an international mining company. The company has interests in mining for aluminum, borax, coal, copper, gold, iron ore, lead, silver, tin, uranium, zinc, titanium dioxide feedstock, diamonds, talc and zircon. Rio Tinto's various mining operations are located in Australia, New Zealand, South Africa, South America, Europe and Canada.
   Rothmans of Pall Mall Berhad. Rothmans of Pall Mall (Malaysia) Berhad is an investment holding company whose subsidiaries manufacture, import, distribute, and sell cigarettes and other tobacco products.

   Royal Dutch Petroleum Company. Royal Dutch Petroleum Company owns 60% of the Royal Dutch/Shell Group of companies. These companies are involved in all phases of the petroleum industry from exploration to final processing and delivery. Royal Dutch Petroleum Company has no operations of its own, and virtually the whole of its income is derived from its 60% interest.

   Royal & Sun Alliance Insurance Group Plc. Royal & Sun Alliance Insurance Group Plc is the holding company for the multinational insurance companies Sun Alliance Group Plc and Royal Insurance Holdings Plc. The companies provide major classes of general and life insurances to customers in the United Kingdom, Australia, Canada, Scandinavia, South Africa and the United States.

   Santos, Limited. Santos, Limited is an independent oil, gas, and natural gas liquid exploration and production company. The company conducts major onshore and offshore petroleum activities in Australia (Cooper/Eromanga Basins), the United States, the United Kingdom, Indonesia, and Papua New Guinea. The company also transports crude oil by pipeline.

   ScottishPower Plc. ScottishPower Plc is an integrated power and energy group that generates and supplies electricity and provides electrical power systems throughout the United Kingdom. The group also provides water and waste water services and operates in the gas and telecommunications sectors.

   SEITA. SEITA manufactures cigarettes including Gauloises and Gitanes brands as well as pipe and loose tobacco. The company distributes its own products and its competitors' products. It also manufactures and markets cigars and matches.

   Sino Land Company. Sino Land Company is an investment holding company. The company and its subsidiaries develop and invest in real estate, trade in securities and provide financing services.

   Sun Hung Kai Properties, Limited. Sun Hung Kai Properties, Limited is involved in property development and investment, hotel ownership, construction, finance, insurance, property and parking management, cinema and godown/warehousing operations, garment manufacturing, public transport and telecommunications.

   Tate & Lyle Plc. Tate & Lyle Plc is the holding company for an international group of companies which manufacture, refine, process, distribute and trade sweeteners, starches and their by-products. Products include white sugar, molasses and low-calorie sweeteners. The group also manufactures and sells engineered sugar milling equipment and provides reinsurance services.

   Telecom Corporation of New Zealand, Limited. Telecom Corporation of New Zealand, Limited provides telecommunications services throughout New Zealand and internationally, to both households and businesses. The company offers cellular telephone, telephone directories and radio dispatch and paging services.

   Textron, Inc. Textron, Inc. is a global, multi-industry company with operations in four business segments. The company produces aircraft, automotive, and industrial products, and also provides financial services. Textron's products include helicopters, automotive engine camshafts, automotive plastic components, fastening systems, powered golf cars, gear motors, and other products.

   Trelleborg AB. Trelleborg AB manufactures and distributes a wide range of industrial products. The company operates mines and smelters in Sweden and abroad, produces metals including copper tubing, brass and tin, wholesales building and construction supplies, offers heating technology, sells air ventilation systems, wholesales steel and sewage disposal systems, as well as sells other related products.

   VF Corporation. VF Corporation is an international apparel company with brands in jeanswear, knitwear, intimate apparel, playwear, occupational apparel, daypacks and swimwear. The company's principal brands include "Lee," "Wrangler," "Riders," "Vanity Fair," "JanSport" and "Jantzen." VF's European intimate apparel brands include "Lou," "Bolero," "Variance," "Carina," "Siltex" and "Intima Cherry."

   Wharf Holdings Limited. Wharf Holdings Limited is involved in property, hotels, terminal and warehousing, and cable television.




               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
      To the Board of Directors of Van Kampen Funds Inc. and the Unitholders of Van Kampen Equity Opportunity Trust, Series 104:
      We have audited the accompanying statements of condition and the related portfolios of Van Kampen Equity Opportunity Trust,
   Series 104 as of July 13, 1998. The statements of condition and portfolios are the responsibility of the Sponsor. Our responsibility is to express an opinion on such financial statements based on our audit.
      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of an irrevocable letter of credit deposited to purchase securities by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation.
      We believe our audit provides a reasonable basis for our opinion. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Van Kampen Equity Opportunity Trust, Series 104 as of July 13, 1998, in conformity with generally accepted accounting principles.

                                                        GRANT THORNTON LLP
   Chicago, Illinois
   July 13, 1998

                             STATEMENTS OF CONDITION
                               AS OF JULY 13, 1998


                                                                                           STRATEGIC TEN      STRATEGIC
                                                        STRATEGIC TEN    STRATEGIC FIVE       UNITED             TEN
                                                        UNITED STATES     UNITED STATES       KINGDOM         HONG KONG
INVESTMENT IN SECURITIES                                    TRUST             TRUST            TRUST            TRUST

Contracts to purchase Securities (1)                  $    149,518      $     149,373     $     149,442    $    245,715

         Total                                        $    149,518      $     149,373     $     149,442    $    245,715

LIABILITIES AND INTEREST OF UNITHOLDERS
Liabilities--
     Organizational costs (2)                         $        157      $         161     $         885    $      1,794
     Deferred sales charge liability (3)                     2,643              2,641             2,642           4,344
Interest of Unitholders--
     Cost to investors (4)                                 151,030            150,890           150,960         248,200
     Less: Gross underwriting commission
         and organizational costs (2)(4)(5)                  4,312              4,319             5,045           8,623

         Net interest to Unitholders (4)                   146,718            146,571           145,915         239,577

         Total                                        $    149,518      $     149,373     $     149,442    $    245,715



--------------------------------------------------------------------------------
(1)The value of the Securities is determined by Interactive Data Corporation on the bases set forth under "Public Offering--Offering Price". The contracts to purchase Securities are collateralized by separate irrevocable letters of credit which have been deposited with the Trustee.
(2)A portion of the Public Offering Price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing a Trust. The amount of these costs are set forth under "Summary of Essential Financial Information". A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which the organizational expense obligation of the investors will be satisfied.
(3)Represents the amount of mandatory distributions from a Trust on the bases set forth under "Public Offering".
(4)The aggregate public offering price and the aggregate first year sales charge are computed on the bases set forth under "Public Offering--
   Offering Price".
(5) Assumes only the first year sales charge.



                             STATEMENTS OF CONDITION
                               AS OF JULY 13, 1998


                                                                         STRATEGIC FIVE    STRATEGIC TEN      STRATEGIC
                                                                          UNITED STATES    UNITED STATES       THIRTY
                                                                           TRADITIONAL      TRADITIONAL        GLOBAL
INVESTMENT IN SECURITIES                                                      TRUST            TRUST            TRUST

Contracts to purchase Securities (1)                                    $     146,818     $     146,876    $    295,520

         Total                                                          $     146,818     $     146,876    $    295,520


LIABILITIES AND INTEREST OF UNITHOLDERS
Liabilities--
     Organizational costs (2)                                           $         719     $         601    $      2,562
     Deferred sales charge liability (3)                                          ---               ---           5,224
Interest of Unitholders--
     Cost to investors (4)                                                    150,970           151,030         298,510
     Less: Gross underwriting commission
         and organizational costs (2)(4)(5)                                     4,871             4,755          10,776

         Net interest to Unitholders (4)                                      146,099           146,275         287,734

         Total                                                          $     146,818     $     146,876    $    295,520


--------------------------------------------------------------------------------
(1)The value of the Securities is determined by Interactive Data Corporation on the bases set forth under "Public Offering--Offering Price". The contracts to purchase Securities are collateralized by separate irrevocable letters of credit which have been deposited with the Trustee.
(2)A portion of the Public Offering Price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing a Trust. The amount of these costs are set forth under "Summary of Essential Financial Information". A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which the organizational expense obligation of the investors will be satisfied.
(3)Represents the amount of mandatory distributions from a Trust on the bases set forth under "Public Offering".
(4)The aggregate public offering price and the aggregate first year sales charge are computed on the bases set forth under "Public Offering--
   Offering Price".
(5) Assumes only the first year sales charge.

                             STATEMENTS OF CONDITION
                               AS OF JULY 13, 1998

                                                                            STRATEGIC        STRATEGIC
                                                                             FIFTEEN           PICKS            EAFE
                                                                             GLOBAL         OPPORTUNITY     STRATEGIC 20
INVESTMENT IN SECURITIES                                                      TRUST            TRUST            TRUST

Contracts to purchase Securities (1)                                    $      147,888    $     149,077    $     296,815

         Total                                                          $      147,888    $     149,077    $     296,815



LIABILITIES AND INTEREST OF UNITHOLDERS
Liabilities--
     Organizational costs (2)                                           $        1,332    $         347    $         421
     Deferred sales charge liability (3)                                         2,614            2,635            5,846
Interest of Unitholders--
     Cost to investors (4)                                                     149,390          150,590          299,820
     Less: Gross underwriting commission
         and organizational costs (2)(4)(5)                                      5,448            4,495            9,062

         Net interest to Unitholders (4)                                       143,942          146,095          290,548

         Total                                                          $      147,888    $     149,077    $     296,815

--------------------------------------------------------------------------------
(1)The value of the Securities is determined by Interactive Data Corporation on the bases set forth under "Public Offering--Offering Price". The contracts to purchase Securities are collateralized by separate irrevocable letters of credit which have been deposited with the Trustee.
(2)A portion of the Public Offering Price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing a Trust. The amount of these costs are set forth under "Summary of Essential Financial Information". A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which the organizational expense obligation of the investors will be satisfied.
(3)Represents the amount of mandatory distributions from a Trust on the bases set forth under "Public Offering".
(4)The aggregate public offering price and the aggregate first year sales charge are computed on the bases set forth under "Public Offering--
   Offering Price".
(5)Assumes only the first year sales charge.

THE TRUSTS
--------------------------------------------------------------------------------

   The Trusts were created under the laws of the State of New York pursuant to a Trust Indenture and Trust Agreement (the "Trust Agreement"), dated the date of this Prospectus (the "Initial Date of Deposit"), among Van Kampen Funds Inc. (formerly known as Van Kampen American Capital Distributors, Inc.), as Sponsor, Van Kampen Investment Advisory Corp. (formerly known as Van Kampen American Capital Investment Advisory Corp.), as Supervisor, The Bank of New York, as Trustee, and American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp., as Evaluator.
   The Trusts offer investors the opportunity to purchase Units representing proportionate interests in portfolios of actively traded equity securities which are components of major stock market indexes. A Trust may be an appropriate medium for investors who desire to participate in a portfolio of common stocks with greater diversification than they might be able to acquire individually and who are seeking to achieve a better performance than the related indexes through an investment in the highest dividend yielding stocks of these indexes. An investment in approximately equal values of such stocks each year has in most instances provided a higher total return than investments in all of the stocks which are components of the respective indexes.
   On the Initial Date of Deposit, the Sponsor deposited delivery statements relating to contracts for the purchase of the Securities and an irrevocable letter of credit in the amount required for these purchases with the Trustee. In exchange for these contracts the Trustee delivered to the Sponsor documentation evidencing the ownership of Units of the Trusts. Unless otherwise terminated as provided in the Trust Agreement, the Trusts will terminate on the Mandatory Termination Date and any remaining Securities will be liquidated or distributed by the Trustee within a reasonable time. As used in this Prospectus the term "Securities" means the securities (including contracts to purchase these securities) listed in "Portfolio" for each Trust and any additional securities deposited into each Trust.
   Additional Units of a Trust may be issued at any time by depositing in the Trust (i) additional Securities, (ii) contracts to purchase Securities together with cash or irrevocable letters of credit or (iii) cash (or a letter of credit) with instructions to purchase additional Securities. As additional Units are issued by a Trust, the aggregate value of the Securities will be increased and the fractional undivided interest represented by each Unit will be decreased. The Sponsor may continue to make additional deposits into a Trust following the Initial Date of Deposit provided that the additional deposits will be in amounts which will maintain, as nearly as practicable, the same percentage relationship among the number of shares of each Security in the Trustportfolio that existed immediately prior to the subsequent deposit. Investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the Securities between the time of the deposit and the purchase of the Securities and because the Trusts will pay the associated brokerage or acquisition fees.
   Each Unit of a Trust initially offered represents an undivided interest in that Trust. To the extent that any Units are redeemed by the Trustee or additional Units are issued as a result of additional Securities being deposited by the Sponsor, the fractional undivided interest in that Trust represented by each unredeemed Unit will increase or decrease accordingly, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.
   Each Trust consists of (a) the Securities (including contracts for the purchase thereof) listed under the applicable "Portfolio" as may continue to be held from time to time in the Trust, (b) any additional Securities acquired and held by the Trust pursuant to the provisions of the Trust Agreement and (c) any cash held in the related Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Securities.

OBJECTIVES AND SECURITIES SELECTION
--------------------------------------------------------------------------------

   The objective of each Trust is to provide an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital, by investing in a portfolio of actively traded equity securities selected using the Trust's investment strategy. There is no assurance that a Trust will achieve its objective.
   The Strategic Ten Trust portfolios are selected by ranking the stocks from the related index by dividend yield and including the ten highest dividend yielding stocks in the related Trust portfolio.
   The Strategic Five Trust portfolios are selected by implementing the following strategy. The ten highest dividend yielding DJIA stocks are identified. These stocks are ranked by share price and the lowest priced stock is eliminated. Of the remaining nine stocks, the five lowest priced stocks are selected for the Trust portfolio.
   The Strategic Thirty Global Trust portfolio is selected by ranking the stocks in each of the DJIA, FT Index and Hang Seng Index and including the ten highest dividend yielding stocks in each index in the portfolio.
   The Strategic Fifteen Global Trust portfolio is selected by implementing the following strategy. The ten highest dividend yielding stocks in each of the DJIA, FT Index and Hang Seng Index are identified. The remaining stocks from each index are ranked by share price and the lowest priced stock in each index is eliminated. Of the remaining stocks, the five lowest priced stocks from each index are selected for the Trust portfolio.
   The Strategic Picks Trust portfolio is selected by implementing the following investment strategy. Beginning with the MSCI USA Index, all stocks of companies in the financial or utility sectors and stocks in the DJIA are removed. This pool of stocks is screened to include only those companies that have positive one- and three-year sales and earnings growth rates and two years of positive dividend growth. The remaining stocks are ranked highest to lowest by annual trading volume and only the top 75% are retained. The remaining stocks (the "Strategic Picks Subset") are ranked by dividend yield and the ten highest dividend yielding stocks are selected for the Trust portfolio.
   The EAFEStrategic 20 Trust portfolio is selected by implementing the following investment strategy. Beginning with the MSCIEAFESM Index, all stocks are screened for positive one- and three-year sales and earnings growth rates and three years of consecutive dividend increases. The remaining stocks are ranked highest to lowest by market capitalization and only the top 75% are retained. The remaining stocks (the "EAFE Subset") are ranked by dividend yield and the twenty highest dividend yielding stocks are selected for the Trust portfolio.
   The publishers of the indexes have not participated in any way in the creation of the Trusts or in the selection of stocks included in the Trusts and have not approved any information herein relating thereto. With the exception of the MSCI USA Index and MSCIEAFESM Index, the publishers of these indexes have not granted to the Trusts or the Sponsor a license to use the indexes and are not affiliated with the Sponsor.
   Each Trust portfolio is selected by implementing the Trust strategy as of the close of business three business days prior to the Initial Date of Deposit (the "Selection Time"). In the case of securities traded on a United States securities exchange, the dividend yield is computed by annualizing the last dividend declared and dividing the result by the market value at the Selection Time. In the case of securities traded on a foreign securities exchange, the dividend yield is computed by adding the most recent interim and final dividends declared and dividing the result by the market value at the Selection Time.
   The Trusts seek to achieve better performance than the related indexes through similar investment strategies. Investment in a number of companies having high dividends relative to their stock prices (because their stock prices may be undervalued) is designed to increase the potential for higher returns over time. The Trust investment strategies are designed to be implemented on an annual basis. Investors who hold Units through Trust termination may have investment results that differ significantly from a Unit investment that is reinvested into a new trust each year. Investors should note that the U.S. federal income tax rate for certain capital gains for investments held for more than 18 months is currently 20% (10% in the case of certain taxpayers in the lowest federal tax bracket). Unitholders who elect to hold their investment through Trust termination may qualify for this treatment if any capital gains are realized. Unitholders who make no election at the first Special Redemption Date and Unitholders who elect to reinvest into a new trust at the first Special Redemption Date will not qualify for this treatment but will generally be subject to a maximum federal capital gains tax rate of 28% if any capital gains are realized. See "Taxation".
   A balanced investment portfolio incorporates various style and capitalization characteristics. We offer unit trusts with a variety of styles and capitalizations to meet your needs. The Trusts are large-cap value investments. We determine style characteristics (growth or value) based on the criteria used in selecting the Trust portfolio. Generally, a growth portfolio includes companies in a growth phase of their business with increasing earnings. A value portfolio generally includes companies with low relative price-earnings ratios that we believe are undervalued. We determine market capitalizations as follows based on the weighted median market capitalization of a portfolio: Small-Cap -- less than $1 billion; Mid-Cap -- $1 billion to $5 billion; and Large-Cap -- over $5 billion. We determine all style and capitalization characteristics as of the Initial Date of Deposit and the characteristics may vary thereafter. We will not remove a Security from a Trust as a result of any change in characteristics.
   Investors should note that the above criteria were applied to the Securities for inclusion in the Trusts as of three business days prior to the Initial Date of Deposit. Subsequent to this date, the Securities may no longer be included in an index or meet the above criteria. Should a Security no longer be included in these indexes or meet the selection criteria, the Security will not as a result thereof be removed from its Trust portfolio.

RISK FACTORS
--------------------------------------------------------------------------------

   PRICE VOLATILITY. The Trusts invest in common stocks of U.S. and foreign companies. The value of Units will fluctuate with the value of these stocks and may be more or less than the price you originally paid for your Units. The market value of common stocks sometimes moves up or down rapidly and unpredictably. Because the Trusts are unmanaged, the Trustee will not sell stocks in response to market fluctuations as is common in managed investments. In addition, because some Trusts hold a relatively small number of stocks, you may encounter greater market risk than in a more diversified investment. As with any investment, we cannot guarantee that the performance of a Trust will be positive over any period of time.
   DIVIDENDS. Common stocks represent ownership interests in the issuers and are not obligations of the issuers. Accordingly, common stockholders have a right to receive dividends only after the company has provided for payment of its creditors, bondholders and preferred stockholders. Common stocks do not assure dividend payments. Dividends are paid only when declared by an issuer's board of directors and the amount of any dividend may vary over time.
   FOREIGN STOCKS. Because certain Trusts invest in foreign common stocks, these Trusts involve additional risks that differ from an investment in domestic stocks. These risks include the risk of losses due to future political and economic developments, international trade conditions, foreign withholding taxes and restrictions on foreign investments and exchange of securities. These Trusts also involve the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the stocks. These Trusts involve the risk that information about the stocks is not publicly available or is inaccurate due to the absence of uniform accounting and financial reporting standards. In addition, some foreign securities markets are less liquid than U.S. markets. This could cause a Trust to buy stocks at a higher price or sell stocks at a lower price than would be the case in a highly liquid market. Foreign securities markets are often more volatile and involve higher trading costs than U.S. markets, and foreign companies, securities markets and brokers are also generally not subject to the same level of supervision and regulation as in the U.S.
   UNITED KINGDOM. Certain Trusts invest in stocks principally traded in the United Kingdom. These Trusts involve additional risks that differ from an investment that is diversified among several countries. The U.K. economy depends significantly on the services sector (such as wholesale and retail sector, banking, finance, insurance and tourism). This sector accounts for a majority of the U.K. gross national product and a significant part of the U.K.'s balance of payments. Any downturn in this sector could have a significant negative impact on the Trusts that invest in U.K. stocks. Since the U.K. is a member of the European Union, it is subject to the effects of the recent rapid political and social change in the U.K. and Europe. We cannot predict the impact of these changes on a Trust.
   The euro is scheduled to become the legal currency of participating European countries beginning January 1, 1999. At that time the currencies of these countries will no longer exist in their own right but will instead become denominations of the euro. It is uncertain whether the U.K. or other major European countries will participate in the single European currency. We cannot predict the impact that a single currency will have on foreign exchange rates, interest rates or the value of stocks.
   HONG KONG. Certain Trusts invest in stocks principally traded in Hong Kong. These Trusts involve additional risks that differ from an investment that is diversified among several countries. Specifically, these Trusts involve risks related to Hong Kong's political and economic environment, the volatility of the Hong Kong stock market, and the concentration of real estate companies in the Hang Seng Index.
   Hong Kong Political and Economic Environment. Since July 1, 1997, Hong Kong has been a Special Administrative Region of The People's Republic of China under an agreement between China and the United Kingdom. Prior to that time Hong Kong had been a colony of the U.K. since the 1840's. The British government in Hong Kong generally did not impose significant restrictions on industry and foreign exchange. While China agreed that for 50 years it would preserve the capitalist economy, legal system and social freedoms of that system, we cannot guarantee that China will fulfill its agreement. This agreement and the laws of Hong Kong are subject to China's interpretation. Any exercise of sovereignty by China toward a socialist system could negatively impact the Hong Kong market. Political developments and statements by public figures in China and Hong Kong can significantly affect the Hong Kong stock market. China currently enjoys "most favored nation" status from the United States. Revocation of this status could have a severe effect on China's economy and a negative impact on the value of a Trust.
   The Hong Kong dollar has been "pegged" to the U.S. dollar since 1983. This means that the Hong Kong dollar is permitted to fluctuate from the U.S. dollar only within a certain range. We cannot guarantee that this will continue. Removal of this peg could have a negative impact on the value of a Trust.
   Volatility of Hong Kong Stock Market. Prices of stocks in the Hang Seng Index can be highly volatile. For example, in 1989 the index rose from its 1988 year-end level of 2,687 to 3,310 in May. However, the index then fell to 2,094 in June 1989 following the events at Tiananmen Square in China. During 1994 the index lost approximately 31% of its value. Between October 20, 1997 and October 28, 1997, the index fell approximately 38% due to concern that the Hong Kong dollar's peg to the U.S. dollar might be removed and interest rates would rise dramatically.
   The composition of the Hang Seng Index may change. Delisting or removal of a stock from the index may have a negative impact on a Trust but would not cause a Trust to remove the stock from its portfolio or prevent additional purchases of the stock. The publishers of the index have removed a number of companies from the index in recent years. For example, in 1994 and 1995 certain affiliated companies delisted from the Hong Kong Stock Exchange and were removed from the index. These stocks represented about 10% of capitalization of the index at the time. In October 1997, the index publisher replaced Shun Tak Holdings Ltd. and South China Morning Post (Holdings) Ltd. with Shanghai Industrial Holdings Ltd. and China Telecom (Hong Kong) Ltd. At this time the index publisher announced that the index no longer requires that component stocks have a substantial business presence in Hong Kong because an increasing number of Chinese stocks are traded on the Hong Kong Stock Exchange.
   Hong Kong Real Estate Companies. The Hang Seng Index includes a substantial number of stocks of companies engaged in real estate management, development, leasing, sales and related activities. Any negative impact on this industry could have a greater impact on the value of the Trust than on a portfolio diversified over several industries. These companies face risks such as economic recession, the cyclical nature of real estate markets, competitive overbuilding, unusual weather, changing demographics, changes in government regulations, increases in material and labor costs, and the inability to obtain acceptable construction financing or mortgage loans. Recent increases in interest rates have hurt real estate prices in Hong Kong. Some Hong Kong real estate companies now purchase and develop real estate in major cities in China. Construction costs and the supply of residential and office space have increased in certain of these cities. This could have a negative impact on certain companies.
   SPECIAL REDEMPTION. The Trustee will redeem your Units on August 10, 1999 unless you elect in writing to remain invested in your Trust through July 11, 2000. If you do not make an election, your investment will terminate and you will receive a cash distribution of your portion of the Trust's assets. This process could cause the Trust to terminate before July 11, 2000. Accordingly, your investment may terminate on August 10, 1999 even though you elected to hold Units through Trust termination.

PUBLIC OFFERING
--------------------------------------------------------------------------------

   GENERAL. Units are offered at the Public Offering Price which includes the underlying value of the Securities, the initial sales charge, and cash, if any, in the Income and Capital Accounts. The initial sales charge for a Traditional Trust is 2.75% of the Public Offering Price. No deferred sales charge is imposed on Traditional Trust Units during the first year. The initial sales charge for the EAFEStrategic 20 Trust is equal to the difference between the total first year sales charge (2.95% of the Public Offering Price) and the deferred sales charge imposed prior to the first Special Redemption Date ($0.195 per Unit). Unitholders of this Trust are subject to a deferred sales charge of $0.195 per Unit during the first year. The initial sales charge for all other Trusts is equal to the difference between the total first year sales charge (2.75% of the Public Offering Price) and the deferred sales charge imposed prior to the first Special Redemption Date ($0.175 per Unit). Unitholders of these Trusts are subject to a deferred sales charge of $0.175 per Unit during the first year. In addition, Unitholders of all Trusts who elect to hold Units after the first Special Redemption Date will be subject to a deferred sales charge during the second year. This deferred sales charge is equal to $0.17 per Unit for the EAFEStrategic 20 Trust and $0.15 per Unit for all other Trusts. The first and second year deferred sales charges are assessed as described in notes (2) and
(3) to the "Fee Table". If any deferred sales charge payment date is not a business day, the payment will be charged on the next business day. Units purchased subsequent to the initial deferred sales charge payment will be subject to only that portion of the deferred sales charge payments not yet collected. The total maximum sales charge assessed to each Unitholder prior to the first Special Redemption Date is 2.95% of the Public Offering Price (3.040% of the aggregate value of the Securities less the deferred sales charge) for the EAFEStrategic 20 Trust and 2.75% of the Public Offering Price (2.828% of the aggregate value of the Securities less any deferred sales charge) for all other Trusts. The total sales charge assessed to each Unitholder who elects to hold Units through Trust termination is 4.65% of the Public Offering Price (4.877% of the aggregate value of the Securities less the deferred sales charge) for the EAFEStrategic 20 Trust and 4.25% of the Public Offering Price (4.439% of the aggregate value of the Securities less any deferred sales charge) for all other Trusts. A portion of the Public Offering Price includes an amount of Securities to pay for all or a portion of the costs incurred in establishing your Trust, including the cost of preparing documents relating to the Trust (such as the prospectus, trust agreement and closing documents), federal and state registration fees, the initial fees and expenses of the Trustee and legal and audit expenses. The initial offering period sales charge is reduced as follows:

       AGGREGATE
     DOLLAR AMOUNT                        SALES CHARGE
   OF UNITS PURCHASED*                      REDUCTION
---------------------                     ----------------
  $50,000 - $99,999                           0.25%
 $100,000 - $149,999                          0.50
 $150,000 - $999,999                          0.85
  $1,000,000 or more                          1.75
---------------
*The breakpoint sales charges are also applied on a Unit basis utilizing a breakpoint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the investor.


   Any sales charge reduction is the responsibility of the selling broker, dealer or agent. An investor may aggregate purchases of Units of the Trusts for purposes of qualifying for volume purchase discounts listed above. The reduced sales charge structure will also apply on all purchases by the same person from any one dealer of units of Van Kampen-sponsored unit investment trusts which are being offered in the initial offering period (a) on any one day (the "Initial Purchase Date") or (b) on any day subsequent to the Initial Purchase Date if (1) the units purchased are of a unit investment trust purchased on the Initial Purchase Date, and (2) the person purchasing the units purchased a sufficient amount of units on the Initial Purchase Date to qualify for a reduced sales charge on such date. In the event units of more than one trust are purchased on the Initial Purchase Date, the aggregate dollar amount of such purchases will be used to determine whether purchasers are eligible for a reduced sales charge. Such aggregate dollar amount will be divided by the public offering price per unit of each respective trust purchased to determine the total number of units which such amount could have purchased of each individual trust. Purchasers must then consult the applicable trust's prospectus to determine whether the total number of units which could have been purchased of a specific trust would have qualified for a reduced sales charge and the amount of such reduction. To determine the applicable sales charge reduction it is necessary to accumulate all purchases made on the Initial Purchase Date and all purchases made in accordance with (b) above. Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser ("immediate family members") will be deemed to be additional purchases by the purchaser for the purposes of calculating the applicable sales charge. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for one or more trust estate or fiduciary accounts.
   Units may be purchased in the primary or secondary market at the Public Offering Price less the concession the Sponsor typically allows to brokers and dealers for purchases by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management service, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (as described above) and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive sales charge reductions for quantity purchases.
   A purchaser desiring to purchase during a 13 month period $500,000 or more of any combination of series of Van Kampen unit investment trusts may qualify for a reduced sales charge by signing a nonbinding Letter of Intent with any single broker-dealer. After signing a Letter of Intent, at the date total purchases, less redemptions, of units of any combination of series of Van Kampen unit investment trusts by a purchaser (including units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age) exceed $500,000, the selling broker-dealer, bank or other will credit the unitholder with cash as a retroactive reduction of the sales charge on such units equal to the amount which would have been paid for the total aggregated sales amount. If a purchase does not complete the required purchases under the Letter of Intent within the 13 month period, no such retroactive sales charge reduction shall be made.
   During the initial offering period, unitholders of any Van Kampen-sponsored unit investment trust may utilize their redemption or termination proceeds to purchase Units of all Trusts at the Public Offering Price per Unit less 1%.
   During the initial offering period of the Trusts, unitholders of unaffiliated unit investment trusts having an investment strategy similar to the investment strategy of the Trusts may utilize proceeds received upon termination or upon redemption immediately preceding termination of such unaffiliated trust to purchase Units of a Trust at the Public Offering Price per Unit less 1%.
   Employees, officers and directors (including their spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons) of the Van Kampen Funds Inc. and its affiliates, dealers and their affiliates and vendors providing services to the Sponsor may purchase Units at the Public Offering Price less the applicable dealer concession.
   The minimum purchase is 100 Units (25 Units for retirement accounts) but may vary by selling firm. However, in connection with fully disclosed transactions with the Sponsor, the minimum purchase requirement will be that number of Units set forth in the contract between the Sponsor and the related broker or agent.
   OFFERING PRICE. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in accordance with fluctuations in the prices of the underlying Securities in the Trusts. The initial price of the Securities was determined by Interactive Data Corporation, a firm regularly engaged in the business of evaluating, quoting or appraising comparable securities. The Evaluator will generally determine the value of the Securities as of the Evaluation Time on each business day and will adjust the Public Offering Price of Units accordingly. This Public Offering Price will be effective for all orders received prior to the Evaluation Time on each business day. The Evaluation Time is the close of the New York Stock Exchange on each Trust business day. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day which is not a business day, will be held until the next determination of price. The term "business day", as used herein and under of Unitholders--Redemption of Units", excludes Saturdays, Sundays and holidays observed by the New York Stock Exchange. The term "business day" also excludes any day on which more than 33% of the Securities are not traded on their principal trading exchange due to a customary business holiday on that exchange.
   The aggregate underlying value of the Securities during the initial offering period is determined on each business day by the Evaluator in the following manner: If the Securities are listed on a national or foreign securities exchange, this evaluation is generally based on the closing sale prices on that exchange (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange, at the closing ask prices. If the Securities are not listed on a national or foreign securities exchange or, if so listed and the principal market therefor is other than on the exchange, the evaluation shall generally be based on the current ask price on the over-the-counter market (unless it is determined that these prices are inappropriate as a basis for evaluation). If current ask prices are unavailable, the evaluation is generally determined (a) on the basis of current ask prices for comparable securities, (b) by appraising the value of the Securities on the ask side of the market or (c) by any combination of the above. The value of any foreign securities is based on the applicable currency exchange rate as of the Evaluation Time. The value of the Securities for purposes of secondary market transactions and redemptions is described under "Rights of Unitholders--Redemption of Units".
   In offering the Units to the public, neither the Sponsor nor any broker-dealers are recommending any of the individual Securities but rather the entire pool of Securities in a Trust, taken as a whole, which are represented by the Units.
   UNIT DISTRIBUTION. Units will be distributed to the public by the Sponsor, broker-dealers and others at the Public Offering Price. Units repurchased in the secondary market, if any, may be offered by this Prospectus at the secondary market Public Offering Price in the manner described above.
   The Sponsor intends to qualify Units for sale in a number of states. Brokers, dealers and others will be allowed a concession or agency commission in connection with the distribution of Units during the initial offering period as set forth in the following table. A portion of the concessions or agency commissions represents amounts paid by the Sponsor out of its own assets as additional compensation.
                                       INITIAL OFFERING
       AGGREGATE                       PERIOD CONCESSION
   DOLLAR AMOUNT OF                        OR AGENCY
   UNITS PURCHASED*                   COMMISSION PER UNIT
-------------------                 ----------------------
      $10 - $49,999                       2.10%
  $50,000 - $99,999                       1.85
$100,000 - $149,999                       1.60
$150,000 - $999,999                       1.25
 $1,000,000 or more                       0.50
---------------
*The breakpoint concessions or agency commissions are also applied on a Unit basis utilizing a breakpoint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the broker, dealer or agent.

   In addition to the amounts above, during the initial offering period any firm that distributes 500,000 - 999,999 Units of the Strategic Picks Trust or EAFE Strategic 20 Trust will receive additional compensation of $.0025 per Unit; any firm that distributes 1,000,000 - 1,999,999 Units of such Trust will receive additional compensation of $.005 per Unit; any firm that distributes 2,000,000 - 2,999,999 Units of such Trust will receive additional compensation of $.01 per Unit; any firm that distributes 3,000,000 - 3,999,999 Units of such Trust will receive additional compensation of $.015 per Unit; any firm that distributes 4,000,000 - 4,999,999 Units of such Trust will receive additional compensation of $.02 per Unit; any firm that distributes 5,000,000 Units or more of such Trust will receive additional compensation of $.025 per Unit. This additional compensation will be paid by the Sponsor out of its own assets at the end of the initial offering period.
   Any discount provided to investors will be borne by the selling dealer or agent as indicated under "General" above. For transactions involving unitholders of other unit investment trusts who use their redemption or termination proceeds to purchase Units of the Trusts, the total concession or agency commission will amount to 1.1% per Unit (or such lesser amount resulting from discounts). For all secondary market transactions the total concession or agency commission will amount to 2.1% per Unit. In addition to the amounts set forth above, for transactions involving Unitholders who elect to hold Units after the first Special Redemption Date, the total concession or agency commission will include an additional 1% per Unit which will be paid to the broker, dealer or agent subsequent to the first Special Redemption Date. Notwithstanding anything to the contrary herein, in no case shall the total of any concessions, agency commissions and any additional compensation allowed or paid to any broker, dealer or other distributor of Units with respect to any individual transaction exceed the total sales charge applicable to such transaction. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.
   Broker-dealers of the Trusts, banks and/or others may be eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of brokers, dealers, banks and/or others may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to such brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying entities for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of any Trust. These programs will not change the price Unitholders pay for their Units or the amount that a Trust will receive from the Units sold.
   SPONSOR COMPENSATION. The Sponsor will receive a gross sales commission equal to the total sales charge applicable to each transaction. Any sales charge discount provided to investors will be borne by the selling dealer or agent. In addition, the Sponsor will realize a profit or loss as a result of the difference between the price paid for the Securities by the Sponsor and the cost of the Securities to each Trust on the Initial Date of Deposit as well as on subsequent deposits. See "Notes to Portfolios". The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates or as an agent in a private placement for any of the Securities. The Sponsor may realize profit or loss as a result of the possible fluctuations in the market value of the Securities, since all proceeds received from purchasers of Units are retained by the Sponsor. In maintaining a secondary market, the Sponsor will realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes the applicable sales charge) or from a redemption of repurchased Units at a price above or below the purchase price. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.
   An affiliate of the Sponsor may have participated in a public offering of one or more of the Securities. The Sponsor, an affiliate or their employees may have a long or short position in these Securities or related securities. An affiliate may act as a specialist or market maker for these Securities. An officer, director or employee of the Sponsor or an affiliate may be an officer or director for issuers of the Securities.
   MARKET FOR UNITS. Although it is not obligated to do so, the Sponsor currently intends to maintain a market for Units and to purchase Units at the secondary market repurchase price (which is described under "Right of Unitholders--Redemption of Units"). The Sponsor may discontinue purchases of Units or discontinue purchases at this price at any time. The Sponsor intends to maintain a secondary market for Units only during the first six months following the Initial Date of Deposit. In the event that a secondary market is not maintained, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". Unitholders should contact their broker to determine the best price for Units in the secondary market. Units sold prior to the time the entire deferred sales charge has been collected will be assessed the amount of any remaining deferred sales charge at the time of sale (however, Units sold on or prior to the first Special Redemption Date will not be assessed the remaining second year deferred sales charge). The Trustee will notify the Sponsor of any tendered of Units for redemption. If the Sponsor's bid in the secondary market equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which Units would have been redeemed by the Trustee. The Sponsor may sell repurchased Units at the secondary market Public Offering Price per Unit.
   TAX-SHELTERED RETIREMENT PLANS. Units are available for purchase in connection with certain types of tax-sheltered retirement plans, including Individual Retirement Accounts for the individuals, Simplified Employee Pension Plans for employees, qualified plans for self-employed individuals, and qualified corporate pension and profit sharing plans for employees. The minimum purchase for these accounts is reduced to 25 Units but may vary by selling firm. The purchase of Units may be limited by the plans' provisions and does not itself establish such plans.

RIGHTS OF UNITHOLDERS
--------------------------------------------------------------------------------

   DISTRIBUTIONS. Dividends and any net proceeds from the sale of Securities received by a Trust will be distributed to Unitholders on each Distribution Date to Unitholders of record on the preceding Record Date. These dates are listed under "Summary of Essential Financial Information". A person becomes a Unitholder of record on the date of settlement (generally three business days after Units are ordered). Unitholders may elect to receive distributions in cash or to have distributions reinvested into additional Units. Distributions may also be reinvested into Van Kampen or Morgan Stanley mutual funds. See "Rights of Unitholders--Reinvestment Option".
   Dividends received by a Trust are credited to the Income Account of the Trust. Other receipts (e.g., capital gains, proceeds from the sale of Securities, etc.) are credited to the Capital Account. Proceeds received on the sale of any Securities, to the extent not used to meet redemptions of Units or pay deferred sales charges, fees or expenses, will be distributed to Unitholders. Proceeds received from the disposition of any Securities after a record date and prior to the following distribution date will be held in the Capital Account and not distributed until the next distribution date. Any distribution to Unitholders consists of each Unitholder's pro rata share of the available cash in the Income and Capital Accounts as of the related Record Date.
   REINVESTMENT OPTION. Unitholders may have distributions automatically reinvested in additional Units under the Automatic Reinvestment Option (to the extent Units may be lawfully offered for sale in the state in which the Unitholder resides) through two options. Brokers and dealers can use the Dividend Reinvestment Service through Depository Trust Company or purchase the Automatic Reinvestment Option CUSIP. Unitholders will be subject to the remaining deferred sales charge payments due on Units. To participate in this reinvestment option, a Unitholder must file with the Trustee a written notice of election, together with any certificate representing Units and other documentation that the Trustee may then require, at least five days prior to the related Record Date. A Unitholder's election will apply to all Units owned by the Unitholder and will remain in effect until changed by the Unitholder. If Units are unavailable for reinvestment, distributions will be paid in cash. Purchases of additional Units made pursuant to the reinvestment plan will be made at the net asset value for Units as of the Evaluation Time on the Distribution Date.
   In addition, under the Guaranteed Reinvestment Option Unitholders may elect to have distributions automatically reinvested in certain Van Kampen or Morgan Stanley mutual funds (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives which differ from those of the Trusts. The prospectus relating to each Reinvestment Fund describes its investment policies and how to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from the Sponsor. Purchases of shares of a Reinvestment Fund will be made at a net asset value computed on the Distribution Date. Unitholders with an existing Guaranteed Reinvestment Option account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new account which allows purchases of Reinvestment Fund shares at net asset value.
   A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing no later than five days before a distribution date. The Sponsor, each Reinvestment Fund, and its investment adviser shall have the right to suspend or terminate these reinvestment plans at any time.
   REDEMPTION OF UNITS. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286. Certificates must be tendered to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. On the seventh day following the tender, the Unitholder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed on the date of tender. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that with respect to Units received by the Trustee after the Evaluation Time or on a day which is not a Trust business day, the date of tender is deemed to be the next business day.
   Unitholders tendering 1,000 or more Units of a Trust for redemption may request an in kind distribution of Securities equal to the Redemption Price per Unit on the date of tender. Trusts do not offer in kind distributions of portfolio securities that are held in foreign markets. An in kind distribution will be made by the Trustee through the distribution of each of the Securities in book-entry form to the account of the Unitholder's broker-dealer at Depository Trust Company. Amounts representing fractional shares will be distributed in cash. The Trustee may adjust the number of shares of any Security included in a Unitholder's in kind distribution to facilitate the distribution of whole shares.
   The Trustee may sell Securities to satisfy Unit redemptions. To the extent that Securities are redeemed in kind or sold, the size of a Trust will be, and the diversity of a Trust may be, reduced. Sales may be required at a time when Securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Securities at the time of redemption. Special federal income tax consequences will result if a Unitholder requests an in kind distribution. See "Taxation".
   The Redemption Price per Unit and the secondary market repurchase price per Unit are equal to the pro rata share of each Unit in each Trust determined on the basis of (i) the cash on hand in the Trust, (ii) the value of the Securities in the Trust and (iii) dividends receivable on the Securities in the Trust trading ex-dividend as of the date of computation, less (a) amounts representing taxes or other governmental charges payable out of the Trust, (b) the accrued expenses of the Trust and (c) any unpaid deferred sales charge payments (however, Unitholders who terminate their investment on or prior to the first Special Redemption Date will not be assessed the remaining second year deferred sales charge). During the initial offering period, the redemption price and the secondary market repurchase price will include estimate organizational and offering costs. For these purposes, the Evaluator may determine the value of the Securities in the following manner: If the Securities are listed on a national or foreign securities exchange, this evaluation is generally based on the closing sale prices on that exchange (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange, at the closing bid prices. If the Securities are not so listed or, if so listed and the principal market therefore is other than on the exchange, the evaluation may be based on the current bid price on the over-the-counter market. If current bid prices are unavailable or inappropriate, the evaluation may be determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the Securities on the bid side of the market or (c) by any combination of the above. The value of any foreign securities is based on the applicable currency exchange rate as of the Evaluation Time.
   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or any period during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for other periods as the SEC may permit.
   SPECIAL REDEMPTION AND ROLLOVER. The Trust strategies are designed to be followed on an annual basis. The Trusts, however, offer investors the flexibility to follow the strategies on an annual or a biennial basis. Accordingly, Unitholders may follow the strategies by electing to participate in a "Rollover" on either Special Redemption Date. The Sponsor currently intends that a subsequent series of each Trust will be available for a Rollover on each Special Redemption Date.
   On the first Rollover Notification Date Unitholders will have the option to
(1) participate in the first Rollover and have their Units reinvested into a subsequent trust series, (2) receive an in kind distribution of Securities (if applicable) or (3) continue to hold Units through the Mandatory Termination Date. An investment in Units will be redeemed on the first Special Redemption Date unless a Unitholder elects in writing to remain invested in their Trust through the Mandatory Termination Date. Unitholders who do not make an election at least five days prior to the first Special Redemption Date will receive a cash distribution equal to the Redemption Price per Unit on that date as described under "Rights of Unitholders--Redemption of Units". Unitholders who elect to remain invested in a Trust after the first Special Redemption Date will not receive new Units but will continue to hold the same Units and remain invested in the same Trust until the Mandatory Termination Date or until the Unitholder redeems the Units.
   If a Unitholder elects to participate in a Rollover, their Units will be redeemed on the related Special Redemption Date. As the redemption proceeds become available, the proceeds (including dividends) will be invested in a new trust series as directed by the Unitholder at the public offering price for the new trust. The Trustee will attempt to sell Securities to satisfy the redemption as quickly as practicable on each Special Redemption Date. It is not anticipated that the sale period will be longer than one day, however, certain factors could affect the ability to sell the Securities and could impact the length of the sale period. The liquidity of any Security depends on the daily trading volume of the Security and the amount available for redemption and reinvestment on any day.
   The Sponsor intends to make subsequent trust series available for sale on each Special Redemption Date. Of course, there can be no guarantee that a subsequent trust or sufficient units will be available or that any subsequent trusts will offer the same investment strategies or objectives as the current Trusts. There can be no assurance that a Rollover will avoid any negative market price consequences resulting from trading large volumes of securities. Market price trends may make it advantageous to sell or buy securities more quickly or more slowly than permitted by the Trust procedures. The Sponsor may, in its sole discretion, modify a Rollover or stop creating units of a trust at any time regardless of whether all proceeds of Unitholders have been reinvested in a Rollover. If the Sponsor decides not to offer a subsequent series, Unitholders will be notified prior to the related Special Redemption Date. Cash which has not been reinvested in a Rollover will be distributed to Unitholders shortly after the related Special Redemption Date. Rollover participants may receive taxable dividends or realize taxable capital gains which are reinvested in connection with a Rollover but may not be entitled to a deduction for capital losses due to the "wash sale" tax rules. Due to the reinvestment in a subsequent trust, no cash will be distributed to pay any taxes. See "Taxation".
   CERTIFICATES. Ownership of Units is evidenced by certificates unless a Unitholder makes a written request to the Trustee that ownership be in book entry form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, and certificate or transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guarantee program accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Fractional certificates will not be issued. The Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.
   REPORTS PROVIDED. Unitholders will receive a statement of dividends and other amounts received by a Trust for each distribution. Within a reasonable time after the end of each year, each person who was a Unitholder during that year will receive a statement describing dividends and capital received, actual Trust distributions, Trust expenses, a list of the Securities and other Trust information. Unitholders may obtain the Evaluator's evaluations of the Securities upon request.

TRUST ADMINISTRATION
--------------------------------------------------------------------------------

   PORTFOLIO ADMINISTRATION. The Trusts are not managed funds and, except as provided in the Trust Agreement, Securities generally will not be sold or replaced. The Sponsor may, however, direct that Securities be sold in certain limited circumstances to protect the Trust based on advice from the Supervisor. These situations may include events such as the issuer having defaulted on payment of any of its outstanding obligations or the price of a Security has declined to such an extent or other credit factors exist so that in the opinion of the Sponsor retention of the Security would be detrimental to the Trust. In addition, the Trustee may sell Securities to redeem Units or pay Trust expenses or deferred sales charges. The Trustee must reject any offer for securities or property in exchange for the Securities. If securities or property are nonetheless acquired by a Trust, the Sponsor may direct the Trustee to sell the securities or property and distribute the proceeds to Unitholders or to accept the securities or property for deposit in the Trust. Should any contract for the purchase of any of the Securities fail, the Sponsor will (unless substantially all of the moneys held in the Trust to cover the purchase are reinvested in substitute Securities in accordance with the Trust Agreement) refund the cash and sales charge attributable to the failed contract to all Unitholders on or before the next distribution date.
   To the extent practicable, the Supervisor may (but is not obligated to) designate Securities to be sold by the Trustee in order to maintain the proportionate relationship among the number of shares of individual issues of Securities in a Trust. To the extent this is not practicable, the composition and diversity of the Securities in the Trust may be altered. In order to obtain the best price for a Trust, it may be necessary for the Supervisor to specify minimum amounts (generally 100 shares) in which blocks of Securities are to be sold. In effecting purchases and sales of a Trust's portfolio securities, the Sponsor may direct that orders be placed with and brokerage commissions be paid to brokers, including brokers which may be affiliated with the Trusts, the Sponsor or dealers participating in the offering of Units. In addition, in selecting among firms to handle a particular transaction, the Sponsor may take into account whether the firm has sold or is selling units of unit investment trusts which is sponsors.
   Pursuant to an exemptive order, each terminating Trust is permitted to sell Securities to a new trust series if those Securities meet the investment strategy of the new trust. The exemption enables each Trust to eliminate commission costs on these transactions. The price for those securities will be the closing sale price on the sale date on the exchange where the Securities are principally traded, as certified by the Sponsor.
   AMENDMENT OF THE TRUST AGREEMENT. The Trustee and the Sponsor may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not adversely affect Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or permit acquisition of securities in addition to or substitution for the Securities (except as provided in the Trust Agreement). The Trustee will notify Unitholders of any amendment.

   TERMINATION. Each Trust will terminate on the Mandatory Termination Date or upon the sale or other disposition of the last Security held in the Trust. An investment in Units, however, will be redeemed on the first Special Redemption Date unless the Unitholder elects in writing to remain invested through the Mandatory Termination Date. A Trust may be terminated at any time with consent of Unitholders representing two-thirds of the outstanding Units or by the Trustee when the value of the Trust is less than $500,000 ($3,000,000 if the value of the Trust has exceeded $15,000,000) (the "Minimum Termination Value"). Unitholders will be notified of any termination. The Trustee may begin to sell Securities in connection with a Trust termination nine business days before, and no later than, the Mandatory Termination Date. Approximately thirty days before this date, the Trustee will notify Unitholders of the termination and provide a form enabling qualified Unitholders to elect an in kind distribution of Securities. See "Rights of Unitholders--Redemption of Units". This form must be returned at least five business days prior to the Mandatory Termination Date. Unitholders will receive a final cash distribution within a reasonable time after the Mandatory Termination Date (unless the Unitholder has elected an in kind distribution or is a participant in the final Rollover). All distributions will be net of Trust expenses and costs. Unitholders will receive a final distribution statement following termination. The Information Supplement contains further information regarding termination of the Trusts. See "Additional Information".
   LIMITATIONS ON LIABILITIES. The Sponsor, Evaluator, Supervisor and Trustee are under no liability for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee is not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and is not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or other governmental charges imposed on the Securities, on it as Trustee under the Trust Agreement or on a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee, Sponsor and Supervisor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it.
   SPONSOR. Van Kampen Funds Inc., a Delaware corporation, is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of Morgan Stanley Dean Witter & Co. Van Kampen Funds Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181,
(630) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas 77056, (713) 993-0500. As of November 30, 1997, the total stockholders' equity of Van Kampen Funds Inc. was $132,381,000 (audited). The Information Supplement contains additional information about the Sponsor.
   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.
   TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286 (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".
   PERFORMANCE INFORMATION. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trusts and returns over specified time periods on other similar Van Kampen trusts or investment strategies utilized by the Trusts (which may show performance net of expenses and charges which the Trusts would have charged) with returns on other taxable investments such as the common stocks comprising the Dow Jones Industrial Average, the S&P 500, other investment indices, corporate or U.S. government bonds, bank CDs, money market accounts or money market funds, or with performance data from Lipper Analytical Services, Inc., Morningstar Publications, Inc. or various publications, each of which has characteristics that may differ from those of the Trusts. Information on percentage changes in the dollar value of Units may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective Unitholders. Total return figures may not be averaged and may not reflect deduction of the sales charge, which would decrease return. No provision is made for any income taxes payable. Past performance may not be indicative of future results. The Trust portfolios are not managed and Unit price and return fluctuate with the value of common stocks in the portfolios, so there may be a gain or loss when Units are sold. As with other performance data, performance comparisons should not be considered representative of the Trust's relative performance for any future period.

TAXATION
--------------------------------------------------------------------------------

UNITED STATES FEDERAL TAXATION
   General. The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of the Units. The summary is limited to investors who hold the Units as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Unitholders should consult their tax advisers in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units in a Trust.
   The Sponsor has been advised by the Trustee that U.S. Unitholders may not be able to obtain directly Treaty Payments (as described in "United Kingdom Taxation" below) to which they are entitled under the U.K./U.S. Treaty but that the U.K. Inland Revenue has approved a special procedure whereby the Trustee can claim Treaty Payments on behalf of U.S. Unitholders of certain Trusts and distribute those payments to Unitholders. To the extent the Trustee obtains Treaty Payments, U.S. Unitholders will report as gross income earned their pro rata portion of dividends received by such Trusts as well as the amount of the associated tax credit. Because, under the grantor trust rules, an investor is deemed to have paid directly his share of foreign tax credits that have been paid or accrued, if any, an investor may be entitled to a foreign tax credit or deduction for United States tax purposes with respect to such taxes. Investors should consult their tax advisers with respect to foreign withholding taxes and foreign tax credits.
   For purposes of the following discussion and opinions, it is assumed that each Security is equity for federal income tax purposes. In the opinion of Chapman and Cutler, special counsel for the Sponsor, under existing law:
   1. Each Trust is not an association taxable as a corporation for federal income tax purposes; each Unitholder will be treated as the owner of a pro rata portion of each of the assets of a Trust under the Code; and the income of each Trust will be treated as income of the Unitholders thereof under the Code. Each Unitholder will be considered to have received his pro rata share of income derived from each Security when such income is considered to be received by a Trust.
   2. A Unitholder will be considered to have received all of the dividends paid on his pro rata portion of each Security when such dividends are considered to be received by a Trust regardless of whether such dividends are used to pay a portion of any deferred sales charge imposed. Unitholders will be taxed in this manner regardless of whether distributions from a Trust are actually received by the Unitholder or are automatically reinvested (see "Rights of Unitholders--Reinvestment Option").
   3. Each Unitholder will have a taxable event when a Trust disposes of a Security (whether by sale, exchange, liquidation, redemption, or otherwise) or upon the sale or redemption of Units by such Unitholder (except to the extent an in kind distribution of stock is received by such Unitholder from a Trust as described below). The price a Unitholder pays for his Units, generally including sales charges, is allocated among his pro rata portion of each Security held by a Trust (in proportion to the fair market values thereof on the valuation date closest to the date the Unitholder purchases his Units) in order to determine his initial tax basis for his pro rata portion of each Security held by a Trust. Unitholders should consult their own tax advisers with regard to the calculation of basis. For federal income tax purposes, a Unitholder's pro rata portion of the dividends, as defined by Section 316 of the Code, paid by a corporation with respect to a Security held by a Trust is taxable as ordinary income to the extent of such corporation's current and accumulated "earnings and profits". A Unitholder's pro rata portion of dividends paid on such Security which exceed such current and accumulated earnings and profits will first reduce a Unitholder's tax basis in such Security, and to the extent that such dividends exceed a Unitholder's tax basis in such Security shall generally be treated as capital gain. In general, the holding period for such capital gain will be determined by the period of time a Unitholder has held his Units.
   4. A Unitholder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Securities held by a Trust will generally be considered a capital gain (except in the case of a dealer or a financial institution). A Unitholder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Securities held by a Trust will generally be considered a capital loss (except in the case of a dealer or a financial institution). Unitholders should consult their tax advisers regarding the recognition of gains and losses for federal income tax purposes. In particular, a Rollover Unitholder should be aware that a Rollover Unitholder's loss, if any, incurred in connection with the exchange of Units for units in the next new series of the Trusts (the "New Fund") will generally be disallowed with respect to the disposition of any Securities pursuant to such exchange to the extent that such Unitholder is considered the owner of substantially identical securities under the wash sale provisions of the Code taking into account such Unitholder's deemed ownership of the securities underlying the Units in the New Fund in the manner described above, if such substantially identical securities are acquired within a period beginning 30 days before and ending 30 days after such disposition. However, any gains incurred in connection with such an exchange by a Rollover Unitholder would be recognized. Unitholders should consult their tax advisers regarding the recognition of gains and losses for federal income tax purposes.
   Deferred Sales Charge. Generally, the tax basis of a Unitholder includes sales charges, and such charges are not deductible. A portion of the sales charge for the Trusts is deferred. The income (or proceeds from redemption) a Unitholder must take into account for federal income tax purposes is not reduced by amounts deducted to pay the deferred sales charge. Unitholders should consult their own tax advisers as to the income tax consequences of any deferred sales charge imposed.
   Dividends Received Deduction. A corporation that owns Units will generally be entitled to a 70% dividends received deduction with respect to such Unitholder's pro rata portion of dividends received by a Trust (to the extent such dividends are taxable as ordinary income, as discussed above, and are attributable to domestic corporations) in the same manner as if such corporation directly owned the Securities paying such dividends (other than corporate Unitholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). However, a corporation owning Units should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Units) must generally be held at least 46 days (as determined under Section 246(c) of the Code). Final regulations have been issued which address special rules that must be considered in determining whether the 46 day holding period requirement is met. Moreover, the allowable percentage of the deduction will be reduced from 70% if a corporate Unitholder owns certain stock (or Units) the financing of which is directly attributable to indebtedness incurred by such corporation.
   To the extent dividends received by a Trust are attributable to foreign corporations, a corporation that owns Units will not be entitled to the dividends received deduction with respect to its pro rata portion of such dividends, since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations.
   It should be noted that various legislative proposals that would affect the dividends received deduction have been introduced. Unitholders should consult with their tax advisers with respect to the limitations on and possible modifications to the dividends received deduction.
   Limitations on Deductibility of Trust Expenses by Unitholders. Each Unitholder's pro rata share of each expense paid by a Trust is deductible by the Unitholder to the same extent as though the expense had been paid directly by him. It should be noted that as a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Unitholders may be required to treat some or all of the expenses of a Trust as miscellaneous itemized deductions subject to this limitation. Unitholders should consult their own tax advisers regarding the deductibility of Trust expenses.
   Recognition of Taxable Gain or Loss Upon Disposition of Securities by a Trust or Disposition of Units. As discussed above, a Unitholder may recognize taxable gain (or loss) when a Security is disposed of by a Trust or if the Unitholder disposes of a Unit (although losses incurred by Rollover Unitholders may be subject to disallowance, as discussed above). The Taxpayer Relief Act of 1997 (the "1997 Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) is subject to a maximum marginal stated tax rate of either 28% or 20%, depending upon the holding periods of the capital assets. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Units. Generally, capital gains realized from assets held for more than one year but not more than 18 months are taxed at a maximum marginal stated tax rate of 28% and capital gains realized from assets (with certain exclusions) held for more than 18 months are taxed at a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Further, capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Legislation is currently pending that provides the appropriate methodology that should be applied in netting the realized capital gains and losses. Such legislation is proposed to be effective retroactively for tax years ending after May 6, 1997. Note also that legislation is currently pending under which net capital gain realized from property (with certain exclusions) held for more than one year (rather than more than 18 months) would be taxed at the maximum marginal stated tax rate of 20% (10% for certain taxpayers) provided by the 1997 Act. Such legislation is proposed to be effective retroactively for amounts properly taken into account on or after January 1, 1998.
   In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.
   If a Unitholder disposes of a Unit he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all Securities represented by a Unit. The 1997 Act includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting national principal contracts, futures or forward contracts, or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unitholders should consult their own tax advisers with regard to any such constructive sales rules.
   Special Tax Consequences of In Kind Distributions Upon Redemption of Units or Termination of a Trust. As discussed in "Rights of Unitholders--Redemption of Units," under certain circumstances a Unitholder tendering Units for redemption may request an in kind distribution of certain Securities in a Trust. A Unitholder may also under certain circumstances request an in kind distribution of certain Securities in a Trust upon the termination of such Trust. A Unitholder will receive cash representing his pro rata portion of the foreign Securities in a Trust. See "Rights of Unitholders--Redemption of Units". The Unitholder requesting an in kind distribution will be liable for expenses related thereto (the "Distribution Expenses") and the amount of such in kind distribution will be reduced by the amount of the Distribution Expenses. See "Rights of Unitholders--Redemption of Units". As previously discussed, prior to the redemption of Units or the termination of a Trust, a Unitholder is considered as owning a pro rata portion of each of such Trust's assets for federal income tax purposes. The receipt of an in kind distribution will result in a Unitholder receiving an undivided interest in whole shares of stock plus, possibly, cash.
   The potential tax consequences that may occur under an in kind distribution with respect to each Security owned by a Trust will depend on whether or not a Unitholder receives cash in addition to Securities. A "Security" for this purpose is a particular class of stock issued by a particular corporation. A Unitholder will not recognize gain or loss if a Unitholder only receives Securities in exchange for his or her pro rata portion in the Securities held by a Trust. However, if a Unitholder also receives cash in exchange for a fractional share of a Security or for a foreign Security held by a Trust, such Unitholder will generally recognize gain or loss based upon the difference between the amount of cash received by the Unitholder and his tax basis in such fractional share of a Security or such foreign Security held by such Trust.
   Because each Trust will own many Securities, a Unitholder who requests an in kind distribution will have to analyze the tax consequences with respect to each Security owned by such Trust. The amount of taxable gain (or loss) recognized upon such exchange will generally equal the sum of the gain (or loss) recognized under the rules described above by such Unitholder with respect to each Security owned by such Trust. Unitholders who request an in kind distribution are advised to consult their tax advisers in this regard.
   Rollover Unitholders. As discussed in "Rights of Unitholders--Special Redemption and Rollover," a Unitholder may elect to become a Rollover Unitholder. To the extent a Rollover Unitholder exchanges his Units for Units of the New Fund in a taxable transaction, such Unitholder will recognize gains, if any, but generally will not be entitled to a deduction for any losses recognized upon the disposition of any Securities pursuant to such exchange to the extent that such Unitholder is considered the owner of substantially identical securities under the wash sale provisions of the Code taking into account such Unitholder's deemed ownership of the securities underlying the Units in the New Fund in the manner described above, if such substantially identical securities were acquired within a period beginning 30 days before and ending 30 days after such disposition under the wash sale provisions contained in Section 1091 of the Code. In the event a loss is disallowed under the wash sale provisions, special rules contained in Section 1091(d) of the Code apply to determine the Unitholder's tax basis in the securities acquired. Rollover Unitholders are advised to consult their tax advisers.
   Computation of the Unitholder's Tax Basis. Initially, a Unitholder's tax basis in his Units will generally equal the price paid by such Unitholder for his Units. The cost of the Units is allocated among the Securities held in a Trust in accordance with the proportion of the fair market values of such Securities on the valuation date nearest the date the Units are purchased in order to determine such Unitholder's tax basis for his pro rata portion of each Security.
   A Unitholder's tax basis in his Units and his pro rata portion of a Security held by a Trust will be reduced to the extent dividends paid with respect to such Security are received by the Trust which are not taxable as ordinary income as described above.
   Other Matters. Each Unitholder will be requested to provide the Unitholder's taxpayer identification number to the Trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by a Trust to such Unitholder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by a Trust (other than those that are not treated as United States source income, if any) will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons. Such persons should consult their tax advisers.
   In general, income that is not effectively connected to the conduct of a trade or business within the United States that is earned by non-U.S. Unitholders and derived from dividends of foreign corporations will not be subject to U.S. withholding tax provided that less than 25 percent of the gross income of the foreign corporation for a three-year period ending with the close of its taxable year preceding payment was not effectively connected to the conduct of a trade or business within the United States. In addition, such earnings may be exempt from U.S. withholding pursuant to a specific treaty between the United States and a foreign country. Non-U.S. Unitholders should consult their own tax advisers regarding the imposition of U.S. withholding on distributions from a Trust.
   It should be noted that payments to the Trusts of dividends on Securities that are attributable to foreign corporations may be subject to foreign withholding taxes and Unitholders should consult their tax advisers regarding the potential tax consequences relating to the payment of any such withholding taxes by the Trusts. Any dividends withheld as a result thereof will nevertheless be treated as income to the Unitholders. Because, under the grantor trust rules, an investor is deemed to have paid directly his share of foreign taxes that have been paid or accrued, if any, an investor may be entitled to a foreign tax credit or deduction for United States tax purposes with respect to such taxes. The 1997 Act imposes a required holding period for such credits. Investors should consult their tax advisers with respect to foreign withholding taxes and foreign tax credits.
   At the termination of a Trust, the Trustee will furnish to each Unitholder of such Trust a statement containing information relating to the dividends received by such Trust on the Securities, the gross proceeds received by such Trust from the disposition of any Security (resulting from redemption or the sale of any Security), and the fees and expenses paid by such Trust. The Trustee will also furnish annual information returns to Unitholders and to the Internal Revenue Service.
   Unitholders desiring to purchase Units for tax-deferred plans and IRAs should consult their broker-dealers for details on establishing such accounts. Units may also be purchased by persons who already have self-directed plans established.
   In the opinion of special counsel to the Fund for New York tax matters, each Trust is not an association taxable as a corporation and the income of the Trusts will be treated as the income of the Unitholders under the existing income tax laws of the State and City of New York.
   The foregoing discussion relates only to the tax treatment of U.S. Unitholders ("U.S. Unitholders") with regard to federal and certain aspects of New York State and City income taxes. Unitholders may be subject to taxation in New York or in other jurisdictions and should consult their own tax advisers in this regard. As used herein, the term "U.S. Unitholder" means an owner of a Unit in one of the Trusts that (a) is (i) for United States federal income tax purposes a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source or (b) does not qualify as a U.S. Unitholder in paragraph (a) but whose income from a Unit is effectively connected with such Unitholder's conduct of a United States trade or business. The term also includes certain former citizens of the United States whose income and gain on the Units will be taxable. Unitholders should consult their tax advisers regarding potential foreign, state or local taxation with respect to the Units.

UNITED KINGDOM TAXATION
   Tax Consequences of Ownership of Ordinary Shares. In the opinion of Linklaters & Paines, United Kingdom special counsel to the Sponsor, based on the terms of the Strategic Ten Trust United Kingdom, Strategic Thirty Trust Global or Strategic Fifteen Trust Global Portfolios as described in this prospectus and on certain representations made by special U.S. counsel to the Sponsor, the following summary accurately describes certain U.K. tax consequences for certain U.S. Unitholders who beneficially hold Units of such Trusts as capital assets. This summary is based upon current U.S. law, U.K. taxation law and Inland Revenue practice in the U.K., the U.S./U.K. convention relating to taxes on income and capital gains ("the Treaty"), and the U.S./U.K. convention relating to estate and gift taxes (the "Estate Tax Treaty"). The summary is a general guide only and is subject to any changes in U.K. or U.S. law, or the practice relating thereto and in the Treaty or Estate Tax Treaty occurring after the date of this Prospectus which may affect (including possibly on a retroactive basis) the tax consequences described herein. Accordingly, Unitholders should consult their own tax advisers as to the U.K. tax consequences applicable to their particular circumstances of ownership of the Units of the Strategic Ten Trust United Kingdom, Strategic Thirty Trust Global or Strategic Fifteen Trust Global Portfolios.
   Taxation of Dividends. Where a U.K. resident individual receives a dividend from a U.K. company (other than a foreign income dividend (see below)), such individual is generally entitled to a tax credit, which may be offset against such individual's U.K. taxes, or, in certain circumstances, repaid. Under the Treaty, a U.S. Unitholder, who is resident in the U.S. for the purposes of the Treaty, may, in appropriate circumstances, be entitled to a repayment of that tax credit, but any such repayment is subject to U.K. withholding tax at the rate of 15% of the sum of the dividend and the credit. For dividends paid before April 6, 1999, the tax credit, before such withholding, is equal to one quarter of the dividend (the "Tax Credit Amount"). Although such a U.S. Unitholder who held shares directly in a company resident in the U.K. for the purposes of the Treaty could generally claim a refund of a portion of the Tax Credit Amount attributable to the dividend (a "Treaty Payment") pursuant to the terms of the Treaty, the ability of such a U.S. Unitholder to claim such a Treaty Payment is unclear where dividend payments are made directly to an entity such as the Trusts. Any claim for such a Treaty Payment would have to be supported by evidence of such U.S. Unitholder's entitlement to the relevant dividend. There is no established procedure for proving such entitlement where the U.K. company pays the dividend to a person such as the Trusts unless a specific procedure is negotiated in advance with the U.K. Inland Revenue. In the absence of agreeing such a special procedure, Unitholders who are U.S. Persons should note that they may not in practice be able to claim a Treaty Payment from the U.K. Inland Revenue.
   For dividends paid on or after April 6, 1999, the tax credit is to be reduced to one ninth of the dividend. U.S. Unitholders should note that it will not therefore be possible to claim a Treaty Payment in respect of dividends paid on U.K. Securities by a U.K. company on or after April 6, 1999.
   Certain U.K. companies which themselves receive income from other jurisdictions which is subject to withholding of tax at source may elect to pay some or all of their distributions as foreign income dividends. If a U.K. company the shares of which are held in a Trust pays a foreign income dividend, no tax credit will be attributable to such dividend. Accordingly, a U.S. Unitholder would not be entitled to any repayment of a tax credit under the Treaty in respect of such dividends. No election to pay a distribution as a foreign income dividend may be made in respect of distributions paid by a U.K. company on or after April 6, 1999.
   Taxation of Capital Gains. U.S. Unitholders who are neither resident nor ordinarily resident for tax purposes in the U.K. will not be liable for U.K. tax on capital gains realized on the disposal of their Units unless such Units are used, held or acquired for the purposes of a trade, profession or vocation carried on in the U.K. through a branch or agency or for the purposes of such branch or agency.
   U.K. Inheritance Tax. An individual Unitholder who is domiciled in the U.S. for the purposes of the Estate Tax Treaty and who is not a national of the U.K. for the purposes of the Estate Tax Treaty will generally not be subject to U.K. inheritance tax in respect of Units in a Trust on the individual's death or on a gift or other non-arm's length transfer of such Units during the individual's lifetime provided that any applicable U.S. federal gift or estate tax liability is paid, unless the Units are part of the business property of a permanent establishment of the individual in the U.K. or pertain to a fixed base in the U.K. used by an individual for the performance of independent personal services. Where the Units have been placed in trust by a settlor, the Units will generally not be subject to U.K. inheritance tax if the settlor, at the time of settlement, was domiciled in the U.S. for the purposes of the Estate Tax Treaty and was not a U.K. national, provided that any applicable U.S. federal gift or estate tax liability is paid. In the exceptional case where the Units are subject both to U.K. inheritance tax and to U.S. federal gift or estate tax, the Estate Tax Treaty generally provides for the tax payable in the U.K. to be credited against tax paid in the U.S. or for tax paid in the U.S. to be credited against tax payable in the U.K. based on priority rules set out in that Treaty.
   Stamp Tax. In connection with a transfer of U.K. Securities in a Trust, there is generally imposed a U.K. stamp duty or stamp duty reserve tax payable upon transfer, which tax is usually imposed on the purchaser of such Securities. Upon acquisition of the U.K. Securities in a Trust, the Trust paid such tax. It is anticipated that upon the sale of such Securities such tax will be paid by the purchaser thereof and not by the Trust.

HONG KONG TAXATION
   The Sponsor has been advised that the following summary accurately describes the Hong Kong tax consequences under existing law to U.S. Unitholders of Units of the Strategic Ten Trust Hong Kong, Strategic Thirty Trust Global or Strategic Fifteen Trust Global Portfolios. This discussion is for general purposes only and assumes that such Unitholder is not carrying on a trade, profession or business in Hong Kong and has no profits sourced in Hong Kong arising from the carrying on of such trade, profession or business. Unitholders should consult their tax advisers as to the Hong Kong tax consequences of ownership of the Units of the Trusts applicable to their particular circumstances.
   Taxation of Dividends. Amounts in respect of dividends paid to Unitholders are not taxable and therefore will not be subject to the deduction of any withholding tax. Profits Tax. A Unitholder other than a person carrying on a trade, profession or business in Hong Kong) will not be subject to profits tax on any gain or profits made on the realization or other disposal of his Units.
   Hong Kong Estate Duty. Units will not give rise to a liability to Hong Kong estate duty.

TRUST OPERATING EXPENSES
--------------------------------------------------------------------------------

   COMPENSATION OF SPONSOR, SUPERVISOR AND EVALUATOR. The Sponsor will not receive any fees in connection with its activities relating to the Trusts. However, the Supervisor and Evaluator, which are affiliates of the Sponsor, will receive the annual fee for portfolio supervisory and evaluation services set forth in the "Fee Table". These fees may exceed the actual costs of providing these services to the Trusts but at no time will the total amount received for supervisory and evaluation services rendered to all Van Kampen unit investment trusts in any calendar year exceed the aggregate cost of providing these services in that year.
   TRUSTEE'S FEE. For its services the Trustee will receive the fee from each Trust set forth in the "Fee Table" (which includes the estimated amount of miscellaneous Trust expenses). The Trustee benefits to the extent there are funds in the Capital and Income Accounts since these Accounts are non-interest bearing to Unitholders and the amounts earned by the Trustee are retained by the Trustee. Part of the Trustee's compensation for its services to each Trust is expected to result from the use of these funds.
   MISCELLANEOUS EXPENSES. The following additional charges are or may be incurred by a Trust: (a) normal expenses (including the cost of mailing reports to Unitholders) incurred in connection with the operation of such Trust, (b) fees of the Trustee for extraordinary services, (c) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (d) various governmental charges, (e) expenses and costs of any action taken by the Trustee to protect a Trust and the rights and interests of Unitholders, (f) indemnification of the Trustee for any loss, liability or expenses incurred in the administration of a Trust without negligence, bad faith or wilful misconduct on its part, (g) foreign custodial and transaction fees,
(h) costs associated with liquidating the securities held in a Trust portfolio and (i) expenditures incurred in contacting Unitholders upon termination of a Trust.
   GENERAL. During the initial offering period, all of the fees and expenses of a Trust will accrue on a daily basis and will be charged to the Trust at the end of the initial offering period. After the initial offering period, all of the fees and expenses of a Trust will accrue on a daily basis and will be charged to the Trust on a monthly basis.
   The deferred sales charges, fees and expenses are paid out of the Capital Account of the related Trust. When these amounts are paid by or owing to the Trustee, they are secured by a lien on the related Trust's portfolio. It is expected that Securities will be sold to pay these amounts which will result in capital gains or losses to Unitholders. See "Taxation". The Supervisor's, Evaluator's and Trustee's fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index or, if this category is not published, in a comparable category.

OTHER MATTERS
--------------------------------------------------------------------------------

   LEGAL OPINIONS. The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Winston & Strawn has acted as counsel to the Trustee and as special counsel for New York tax matters.
   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. The statements of condition and the related portfolios included in this Prospectus have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   This Prospectus does not contain all the information set forth in the Registration Statement filed by the Trusts with the SEC. The Information Supplement, which has been filed with the SEC, includes more detailed information concerning the Securities, investment risks and general information about the Trusts. The Information Supplement may be obtained by contacting the Trustee at (800) 856-8487 or is available along with other related materials at the SEC's internet site (http://www.sec.gov).

TABLE OF CONTENTS
--------------------------------------------------------------------------------
          TITLE                                 PAGE
   Summary of Essential Financial Information..     2
   Fee Table...................................     3
   Strategic Ten Trust United States Portfolio,
      July 1998 Series.........................     4
   Strategic Ten Trust United States Portfolio,
      July 1998 Traditional Series.............     6
   Strategic Ten Trust United Kingdom Portfolio,
      July 1998 Series.........................     8
   Strategic Ten Trust Hong Kong Portfolio,
      July 1998 Series.........................    10
   Strategic Five Trust United States Portfolio,
      July 1998 Series.........................    12
   Strategic Five Trust United States Portfolio,
      July 1998 Traditional Series.............    14
   Strategic Thirty Trust Global Portfolio,
      July 1998 Series.........................    16
   Strategic Fifteen Trust Global Portfolio,
      July 1998 Series.........................    18
   Strategic Picks Opportunity Trust,
      July 1998 Series.........................    20
   EAFEStrategic 20 Trust, July 1998 Series....    22
   Notes to Hypothetical Performance Tables....    24
   Notes to Portfolios.........................    24
   The Securities..............................    25
   Report of Independent Certified
      Public Accountants.......................    31
   Statements of Condition ....................    32
   The Trusts..................................   A-1
   Objectives and Securities Selection.........   A-2
   Risk Factors................................   A-3
   Public Offering.............................   A-5
   Rights of Unitholders.......................   A-9
   Trust Administration........................  A-12
   Taxation....................................  A-15
   Trust Operating Expenses....................  A-21
   Other Matters...............................  A-21
   Additional Information......................  A-21

--------------
When Units of the Trusts are no longer available this prospectus may be used as a preliminary prospectus for a future Trust. If this prospectus is used for future Trusts you should note the following:

The information in this prospectus is not complete with respect to future Trust series and may be changed. No person may sell Units of future Trusts until a registration statement is filed with the Securities and Exchange Commission and is effective. This prospectus is not an offer to sell Units and is not soliciting an offer to buy Units in any state where the offer or sale is not permitted.

                                   PROSPECTUS


--------------------------------------------------------------------------------
                                  July 13, 1998

      STRATEGIC TEN TRUST
      UNITED STATES PORTFOLIO,
      JULY 1998 SERIES

      UNITED STATES PORTFOLIO,
      JULY 1998 TRADITIONAL SERIES

      UNITED KINGDOM PORTFOLIO,
      JULY 1998 SERIES

      HONG KONG PORTFOLIO,
      JULY 1998 SERIES

      STRATEGIC FIVE TRUST
      UNITED STATES PORTFOLIO,
      JULY 1998SERIES

      UNITED STATES PORTFOLIO,
      JULY 1998 TRADITIONAL SERIES

      STRATEGIC THIRTY TRUST GLOBAL PORTFOLIO,
      JULY 1998SERIES

      STRATEGIC FIFTEEN TRUST GLOBAL PORTFOLIO,
      JULY 1998SERIES

      STRATEGIC PICKS OPPORTUNITY TRUST,
      JULY 1998SERIES

      EAFESTRATEGIC 20 TRUST,
      JULY 1998 SERIES


          ------ A Wealth of Knowledge o Knowledge of Wealth(sm) ------
                                   VAN KAMPEN




                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181

                             2800 Post Oak Boulevard
                              Houston, Texas 77056

               Please retain this prospectus for future reference.

                                   VAN KAMPEN
                             INFORMATION SUPPLEMENT
                 VAN KAMPEN EQUITY OPPORTUNITY TRUST, SERIES 104




--------------------------------------------------------------------------------
     This Information Supplement provides additional information concerning the risks and operations of the Trust which is not described in the Prospectus. You should read this Information Supplement in conjunction with the Prospectus. This Information Supplement is not a prospectus. It does not include all of the information that you should consider before investing in a Trust. This Information Supplement may not be used to offer or sell Units without the Prospectus. You can obtain copies of the Prospectus by contacting the Sponsor at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 or by contacting your broker. This Information Supplement is dated as of the date of the Prospectus. All capitalized terms have been defined in the Prospectus.

                                TABLE OF CONTENTS
                                                             PAGE
  Risk Factors                                                 2
  The Trust Strategies                                         6
  The Indexes                                                  8
  Sponsor Information                                         12
  Trustee Information                                         13
  Trust Termination                                           13

RISK FACTORS
     PRICE VOLATILITY. Because the Trusts invest in common stocks of U.S. and foreign companies, you should understand the risks of investing in common stocks before purchasing Units. These risks include the risk that the financial condition of the company or the general condition of the stock market may worsen and the value of the stocks (and therefore Units) will fall. Common stocks are especially susceptible to general stock market movements. The value of common stocks often rises or falls rapidly and unpredictably as market confidence and perceptions of companies change. These perceptions are based on factors including expectations regarding government economic policies, inflation, interest rates, economic expansion or contraction, political climates and economic or banking crises. The value of Units will fluctuate with the value of the stocks in a Trust and may be more or less than the price you originally paid for your Units. As with any investment, we cannot guarantee that the performance of a Trust will be positive over any period of time. Because the Trusts are unmanaged, the Trustee will not sell stocks in response to market fluctuations as is common in managed investments. In addition, because some Trusts hold a relatively small number of stocks, you may encounter greater market risk than in a more diversified investment.
     DIVIDENDS. Common stocks represent ownership interests in a company and are not obligations of the company. Accordingly, common stockholders have a right to receive payments from the company that is subordinate to the rights of creditors, bondholders or preferred stockholders of the company. This means that common stockholders have a right to receive dividends only if a company's board of directors declares a dividend and the company has provided for payment of all of its creditors, bondholders and preferred stockholders. If a company issues additional debt securities or preferred stock, the owners of these securities will have a claim against the company's assets before common stockholders if the company declares bankruptcy or liquidates its assets even though the common stock was issued first. As a result, the company may be less willing or able to declare or pay dividends on its common stock.
     FOREIGN STOCKS. Because certain Trusts invest in foreign common stocks, these Trusts involve additional risks that differ from an investment in domestic stocks. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers. With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of a Trust, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, industrial foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.
     FOREIGN CURRENCIES. Certain Trusts also involve the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the stocks. For example, if a foreign stock rose 10% in price but the U.S. dollar gained 5% against the related foreign currency, a U.S. investor's return would be reduced to about 5%. This is because the foreign currency would "buy" fewer dollars or, conversely, a dollar would buy more of the foreign currency. Many foreign currencies have fluctuated widely against the U.S. dollar for a variety of reasons such as supply and demand of the currency, investor perceptions of world or country economies, political instability, currency speculation by institutional investors, changes in government policies, buying and selling of currencies by central banks of countries, trade balances and changes in interest rates. A Trust's foreign currency transactions will be conducted with foreign exchange dealers acting as principals on a spot (i.e., cash) buying basis. These dealers realize a profit based on the difference between the price at which they buy the currency (bid price) and the price at which they sell the currency (offer price). The Evaluator will estimate the currency exchange rates based on current activity in the related currency exchange markets, however, due to the volatility of the markets and other factors, the estimated rates may not be indicative of the rate a Trust might obtain had the Trustee sold the currency in the market at that time.
   GLOBAL TRUST INFORMATION. The information provided below details certain important factors which impact the economies of both the United Kingdom and Hong Kong. This information has been extracted from various governmental and private publications, but no representation can be made as to its accuracy; furthermore, no representation is made that any correlation exists between the economies of the United Kingdom and Hong Kong and the value of the Securities held by certain Trusts.
   United Kingdom. The emphasis of United Kingdom's economy is in the private services sector, which includes the wholesale and retail sector, banking, finance, insurance, and tourism. Services as a whole account for a majority of the United Kingdom's gross national product and makes a significant contribution to the country's balance of payments. The United Kingdom experienced a recovery of output in 1993-1994 accompanied by falling rates of inflation despite expectations to the contrary. Quarterly changes in real gross domestic product ("GDP") in the United Kingdom grew moderately during 1994 and 1995 with an approximate .5% increase in the last quarter of 1995 over the previous quarter. The average quarterly rate of GDP growth in the United Kingdom (as well as in Europe generally) has been decelerating since 1994.
   The United Kingdom is a member of the European Union (the "EU"), formerly known as the European Economic Community (the "EEC"). The EU was created through the formation of the Maastricht Treaty on European Union in late 1993. It is expected that the Treaty will have the effect of eliminating most remaining trade barriers between the fifteen member nations and make Europe one of the largest common markets in the world. The EU has the potential to become a powerful trade bloc with a population of over 350 million people and an annual gross national product of more than $4 trillion. However, the effective implementation of the Treaty provisions and the rate at which trade barriers are eliminated is uncertain at this time. Furthermore, the rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and Europe and the impact of such development upon the value of the Equity Securities in a Trust impossible to predict. Volatility in oil prices could slow economic development throughout Western Europe. Moreover, it is not possible to accurately predict the effect of the current political and economic situation upon long-term inflation and balance of trade cycles and how these changes would affect the currency exchange rate between the U.S. dollar and the British pound sterling.
   Hong Kong. Hong Kong, established as a British colony in the 1840's, reverted to Chinese sovereignty effective July 1, 1997. On such date, Hong Kong became a Special Administrative Region ("SAR") of China. Hong Kong's new constitution is the Basic Law (promulgated by China in 1990). Prior to July 1, 1997, Hong Kong government generally followed a laissez-faire policy toward industry. There were no major import, export or foreign exchange restrictions. Regulation of business was generally minimal with certain exceptions, including regulated entry into certain sectors of the economy and a fixed exchange rate regime by which the Hong Kong dollar has been pegged to the U.S. dollar. Over the ten year period between 1983 and 1993, real gross domestic product increased at an average annual rate of approximately 6%.
   Although China has committed by treaty to preserve for 50 years the economic and social freedoms enjoyed in Hong Kong prior to the reversion, the continuation of the economic system in Hong Kong after the reversion will be dependent on the Chinese government and there can be no assurances that the commitment made by China regarding Hong Kong will be maintained. Prior to the reversion, legislation was enacted in Hong Kong designed to extend democratic voting procedures for Hong Kong's legislature. China expressed disagreement with this legislation which it stated was in contravention of the principles evidenced in the Basic Law of the Hong Kong SAR. The National People's Congress of China has passed a resolution to the effect that the Legislative Council and certain other councils and boards of the Hong Kong Government were to be terminated on June 30, 1997. Such bodies have subsequently been reconstituted in accordance with China's interpretation of the Basic Law. Any increase in uncertainty as to the future economic and political status of Hong Kong could have a materially adverse effect on the value of a Trust. The Sponsor is unable to predict the level of market liquidity or volatility which may occur as a result of the reversion to sovereignty, both of which may negatively impact a Trust and the value of the Units.
   China currently enjoys most favored nation status from the United States, which is subject to annual review by the President of the United States and Congress. As a result of Hong Kong's reversion to Chinese control, U.S. lawmakers have suggested that they may review China's most favored nation status on a more frequent basis. Revocation of most favored nation status would have a severe effect on China's trade and thus could have a materially adverse effect on the value of a Trust.
   The performance of certain companies listed on the Hong Kong Stock Exchange is linked to the economic climate of China. For example, between 1985 and 1990, Hong Kong businesses invested $20 billion in the nearby Chinese province of Guangdong to take advantage of the lower property and labor costs than were available in Hong Kong. Recently, however, high economic growth in this area (industrial production grew at an annual rate of about 20% in 1991, 24% in 1992 and 36.5% in 1993) has been associated with rising inflation and concerns about the devaluation of the Chinese currency. The currency crisis which has affected a majority of Asian markets since mid-1997 has forced Hong Kong leaders to address whether to devalue the Hong Kong dollar or maintain its peg to the U.S. dollar. Any downturn in economic growth or increase in the rate of inflation in China or Hong Kong could have a materially adverse effect on the value of a Trust.
   Securities prices on the Hong Kong Exchange and, specifically the Hang Seng Index, can be highly volatile nd are sensitive to developments in Hong Kong and China, as well as other world markets. For example, the Hang Seng Index declined by approximately 36% in October, 1997, as a result of speculation that the Hong Kong dollar would become the next victim of the Asian currency crisis, and in 1989, the Hang Seng Index dropped 1,216 points (approximately 58%) in early June following the events at Tiananmen Square. The Hang Seng Index gradually climbed in subsequent months but fell by 181 points on October 13, 1989 (approximately 6.5%) following a substantial fall in the U.S. stock markets. During 1994, the Hang Seng Index lost approximately 31% of its value. The Hang Seng Index is subject to change, and delisting of any issues or removal of issuers from the Hang Seng Index may have an adverse impact on the performance of a Trust, although delisting or removal would not necessarily result in the disposal of the stock of these companies, nor would it prevent a Trust from purchasing additional Equity Securities. In recent years, a number of companies have delisted from the Hong Kong Stock Exchange, including Jardine Matheson Holdings Ltd. and Jardine Strategic Holdings Ltd. in 1994 and three other Jardine affiliates in 1995. These five companies represented almost 10% of the total capitalization of the Hang Seng Index at that time. In addition, Shun Tak Holdings Ltd. and South China Morning Post (Holdings) Ltd. were removed from the Hang Seng Index and replaced by Shanghai Industrial Holdings Ltd. and China Telecom (Hong Kong) Ltd. on January 27, 1998. As part of this change, HSI Services Ltd. announced that because the Hong Kong Stock Exchange now lists more Chinese and China-affiliated companies, stocks included in the Hang Seng Index would no longer be required to have a substantial business presence in Hong Kong. HSI Services also announced that a listing history on the Hong Kong Stock Exchange of less than 24 months would not preclude a company from being included in the Hang Seng Index (this has generally been a criteria for inclusion in the past). Shanghai Industrial only became listed on the Exchange in May 1996 and China Telecom listed in October 1997. In addition, on August 30, 1996, two issuers, Hong Kong Aircraft Engineering Co. Ltd. and Miramar Hotel and Investment, were removed from the Hang Seng Index. These issuers were replaced by First Pacific Company Ltd. and Henderson Investments Ltd. No assurance can be made that future changes in the composition of the Hang Seng Index will not occur.
   A Hong Kong, Strategic Thirty and Strategic Fifteen Trust may be considered to be concentrated in common stocks of companies engaged in real estate asset management, development, leasing, property sale and other related activities. Investment in securities issued by these real estate companies should be made with an understanding of the many factors which may have an adverse impact on the equity securities or a particular company or industry. Generally, these include economic recession, the cyclical nature of real estate markets, competitive overbuilding, unusually adverse weather conditions, changing demographics, changes in governmental regulations (including tax laws and environmental, building, zoning and sales regulation), increases in real estate taxes or costs of material and labor, the inability to secure performance guarantees or insurance as required, the unavailability of investment capital and the inability to obtain construction financing or mortgage loans at rates acceptable to builders and purchases of real estate. With recent Chinese economic development and reform, certain Hong Kong real estate companies and other investors began purchasing and developing real estate in southern China. By 1992, however, southern China began to experience a rise in real estate prices and construction costs, a growing supply of real estate and a tightening of credit markets. Any worsening of these conditions could affect the profitability and financial condition of Hong Kong real estate companies and could have a materially adverse effect on the value of a Hong Kong, Strategic Thirty and Strategic Fifteen Trust.
   Exchange Rate. The post-World War II international monetary system was, until 1973, dominated by the Bretton Woods Treaty, which established a system of fixed exchange rates and the convertibility of the United States dollar into gold through foreign central banks. Starting in 1971, growing volatility in the foreign exchange markets caused the United States to abandon gold convertibility and to effect a small devaluation of the United States dollar. In 1973, the system of fixed exchange rates between a number of the most important industrial countries of the world, among them the United States and most Western European countries, was completely abandoned. Subsequently, major industrialized countries have adopted "floating" exchange rates, under which daily currency valuations depend on supply and demand in a freely fluctuating international market. Many smaller or developing countries have continued to "peg" their currencies to the United States dollar although there has been some interest in recent years in "pegging" currencies to "baskets" of other currencies or to a Special Drawing Right administered by the International Monetary Fund. Since 1983, the Hong Kong dollar has been pegged to the U.S. dollar. In Europe a European Currency Unit ("ECU") has been developed. Currencies are generally traded by leading international commercial banks and institutional investors (including corporate treasurers, money managers, pension funds and insurance companies). From time to time, central banks in a number of countries also are major buyers and sellers of foreign currencies, mostly for the purpose of preventing or reducing substantial exchange rate fluctuations.
   The following tables set forth, for the periods indicated, the range of fluctuation concerning the equivalent U.S. dollar rates of exchange and end of month equivalent U.S. dollar rates of exchange for the United Kingdom pound sterling and the Hong Kong dollar:

                   FOREIGN EXCHANGE RATES
                  RANGE OF FLUCTUATIONS IN
                     FOREIGN CURRENCIES
        --------------------------------------------
                       UNITED KINGDOM
      ANNUAL           POUND STERLING/       HONG KONG/
      PERIOD             U.S. DOLLAR         U.S. DOLLAR
    -----------        ---------------      -------------
       1983              0.616-0.707         6.480-8.700
       1984              0.670-0.864         7.774-8.050
       1985              0.672-0.951         7.729-7.990
       1986              0.643-0.726         7.768-7.819
       1987              0.530-0.680         7.751-7.822
       1988              0.525-0.601         7.764-7.912
       1989              0.548-0.661         7.775-7.817
       1990              0.504-0.627         7.740-7.817
       1991              0.499-0.624         7.716-7.803
       1992              0.499-0.667         7.697-7.781
       1993              0.630-0.705         7.722-7.766
       1994              0.610-0.684         7.723-7.750
       1995              0.610-0.653         7.726-7.763
       1996              0.583-0.670         7.724-7.742
       1997              0.633-0.584         7.751-7.708
Source: Bloomberg L.P.
     LIQUIDITY. Whether or not the stocks in a Trust are listed on a stock exchange, the stocks may delist from the exchange or principally trade in an over-the-counter market. As a result, the existence of a liquid trading market could depend on whether dealers will make a market in the stocks. We cannot guarantee that dealers will maintain a market or that any market will be liquid. The value of the stocks could fall if trading markets are limited or absent.
     SPECIAL REDEMPTION. The Trustee will redeem your Units approximately 13 months after the Initial Date of Deposit unless you elect in writing to remain invested in your Trust through the Mandatory Termination Date. If you do not make an election, your investment will terminate and you will receive a cash distribution of your portion of the Trust's assets. If you sell or redeem your Units within 18 months of your purchase, you will not benefit from a reduced federal long-term capital gains tax rate. For example, if you elect to participate in a rollover into a new trust on the first Special Redemption Date, you will not benefit from this reduced tax rate. Of course, we cannot guarantee any capital gains on your investment. This redemption process could cause the value of a Trust to fall below the minimum termination value and could result in termination of the Trust before the Mandatory Termination Date. This could cause your investment to terminate at the first Special Redemption Date even though you elected to hold Units through Trust termination.
     ADDITIONAL UNITS. The Sponsor may create additional Units of a Trust by depositing into the Trust additional stocks or cash with instructions to purchase additional stocks. A cash deposit could result in a dilution of your investment and anticipated income because of fluctuations in the price of the stocks between the time of the deposit and the purchase of the stocks and because the Trust will pay brokerage fees.
     VOTING. Only the Trustee may sell or vote the stocks in a Trust. While you may sell or redeem your Units, you may not sell or vote the stocks in your Trust. The Sponsor will instruct the Trustee how to vote the stocks. The Trustee will vote the stocks in the same general proportion as shares held by other shareholders if the Sponsor fails to provide instructions.
     YEAR 2000. The Trusts could be negatively impacted if computer systems used by the Sponsor, Evaluator, Supervisor or Trustee or other service providers to the Trusts do not properly process date-related information after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Sponsor, Evaluator, Supervisor and Trustee are taking steps to address this problem and to obtain reasonable assurances that other service providers to the Trusts are taking comparable steps. We cannot guarantee that these steps will be sufficient to avoid any adverse impact on the Trusts. This problem is expected to impact corporations to varying degrees based on factors such as industry sector and degree of technological sophistication. We cannot predict what impact, if any, this problem will have on the issuers of stocks in the Trusts. THE TRUST STRATEGIES
     In seeking the Trusts' objectives, the Sponsor considered the ability of the Securities to outpace inflation. While inflation is currently relatively low, the United States has historically experienced periods of double-digit inflation. While the prices of securities will fluctuate, over time securities have outperformed the rate of inflation, and other less risky investments, such as government bonds and U.S. Treasury bills. Past performance is, however, no guarantee of future results.
   The companies represented in the Trusts are some of the most well-known and highly capitalized companies in the world. The Trusts seek to achieve better performances than the related indexes through similar investment strategies. Investment in a number of companies having high dividends relative to their stock prices (usually because their stock prices are undervalued) is designed to increase each Trust's potential for higher returns. There is, of course, no assurance that a Trust (which includes expenses and sales charges) will achieve its objective.
   Certain of the Trusts may be suitable for investors who seek to diversify their equity holdings with investments in foreign equity securities. Today's international market offers many opportunities. While the U.S. stock market has generally performed well in the past, international markets may provide significant opportunities as well. The U.S. stock market has been one of the top three performers in terms of total return among developed country markets only once between 1993-1997 and was never the top performer in these years. Global diversification may offer the potential to enhance overall portfolio performance. In addition, investors may be able to achieve a better risk/return potential by allocating an investment among a domestic investment and an international investment. For example, rather than investing exclusively in the Strategic Picks Trust strategy, the Standard & Poor's 500 Index stocks or in the EAFE Strategic 20 Trust strategy, an investor may be able to achieve a better combination of potential return and potential risk by investing 70% in the Strategic Picks Trust strategy or Standard & Poor's 500 Index stocks and 30% in the EAFE Strategic 20 Trust strategy. International markets can experience different performances and while some markets may be experiencing rapid growth, others may be in temporary decline. These market movements may offer attractive growth potential and possible portfolio diversification for investors seeking to add to their existing equity portfolio. Certain of the Trusts seek to combine the growth potential of undervalued stocks with the strength of stocks listed on a foreign stock market index. Typically, companies listed on a major market index are widely recognized, firmly established and financially strong. Therefore, when undervalued, these stocks may provide investors with significant growth opportunities.
   Corporate restructuring, acquisitions and the use of technology may enhance the ability of foreign companies to increase their potential profitability. Progress of the European Monetary Union efforts to create a unified currency could potentially add to European growth rates. In addition, if the U.S. dollar does not remain as strong as in the recent past, foreign stocks may benefit and foreign stocks may be relatively attractive from a valuation standpoint compared to U.S. stock prices. Of course, an investment in foreign securities involves risks, certain of which differ from an investment in U.S. stocks. See "Risk Factors".
   In particular, the Sponsor believes that the Trusts holding foreign stocks may offer investors an attractive opportunity to diversify their portfolio with an international component. First, markets have tended to be cyclical in performance and at certain times U.S. stocks have outperformed foreign stocks while foreign stocks have outperformed U.S. stocks over other periods. Second, the U.S. stock market has been among the top five markets in terms of total returns from 1988 through 1997 only four times and was never the top performing market in these years (as measured by the MSCI USA Index and other MSCI country indexes in developed market countries). Third, while diversification of investments cannot eliminate the risk of loss, an investor may be able to reduce overall portfolio risk by diversifying into international investments since approximately 60% of the world's market capitalization exists outside the U.S. Finally, over the last 10 years the stocks in Standard & Poor's 500 Index have collectively shown a total return that is greater than the 25-year average total return 6 times while the stocks in the MSCI EAFESM Index have collectively outperformed the 25-year average total return only twice in the last 10 years. Although it is impossible to predict the future of stocks markets, the MSCI EAFESM Index stocks at some time are likely to return to the average in the future.
   It should be noted that the foregoing yield comparisons do not take into account any expenses or sales commissions which would arise from an investment in Units of the Trusts. The Trusts seek to achieve better performances than the related indexes through similar investment strategies. Investment in a number of companies having high dividends relative to their stock prices (usually because their stock prices are undervalued) is designed to increase each Trust's potential for higher returns. There is, of course, no assurance that a Trust (which includes expenses and sales charges) will achieve its objective. The investment strategies utilized by the Trusts are designed to be implemented on an annual basis. Investors who hold Units through Trust termination may have investment results that differ significantly from a Unit investment that is reinvested into a new trust each year. Investors should note that a change in the federal taxation of capital gains was recently enacted that reduces the maximum stated marginal tax rate for certain capital gains for investments held for more than 18 months to 20% (10% in the case of certain taxpayers in the lowest federal tax bracket). Unitholders who elect to continue their investment through Trust termination would qualify for such treatment. Unitholders who make no election at the first Special Redemption Date and Unitholders who elect to reinvest into a new series of the Trusts at the first Special Redemption Date will not qualify for such treatment but would be subject to a maximum stated marginal federal capital gains tax rate of 28%.
     Investors should note that the above criteria were applied to the Securities for inclusion in the Trusts as of three business days prior to the Initial Date of Deposit. Subsequent to this date, the Securities may no longer be included in an index, may not be providing one of the ten highest dividend yields within these indexes or may not have one of the 2nd through 6th lowest per share prices within the relevant index. Should a Security no longer be included in these indexes or meet the criteria used for selection for a Trust, such Security will not as a result thereof be removed from a Trust portfolio.

THE INDEXES
     THE DOW JONES INDUSTRIAL AVERAGE. The Dow Jones Industrial Average ("DJIA") was first published in The Wall Street Journal in 1896. Initially consisting of just 12 stocks, the DJIA expanded to 20 stocks in 1916 and its present size of 30 stocks on October 1, 1928. The companies which make up the DJIA have remained relatively constant over the life of the DJIA. The following is the list as it currently appears:
      Allied Signal
      Aluminum Company of America
      American Express Company
      AT&T Corporation
      Boeing Company
      Caterpillar, Inc.
      Chevron Corporation
      Coca-Cola Company
      Eastman Kodak Company
      E.I. du Pont de Nemours & Company
      Exxon Corporation
      General Electric Company
      General Motors Corporation
      Goodyear Tire & Rubber Company
      Hewlett-Packard Company
      International Business Machines Corporation
      International Paper Company
      J.P. Morgan & Company, Inc.
      Johnson & Johnson
      McDonald's Corporation
      Merck & Company, Inc.
      Minnesota Mining & Manufacturing Company
      Philip Morris Companies, Inc.
      Procter & Gamble Company
      Sears, Roebuck and Company
      Travelers Group, Inc.
      Union Carbide Corporation
      United Technologies Corporation
      Wal-Mart Stores, Inc.
      Walt Disney Company

     THE FINANCIAL TIMES INDUSTRIAL ORDINARY SHARE INDEX. The Financial Times Industrial Ordinary Share Index (the "FT Index") is comprised of 30 common stocks chosen by the editors of The Financial Times as representative of British industry and commerce. The FT Index began as the Financial News Industrial Ordinary Share Index in London in 1935 and became the Financial Times Industrial Ordinary Share Index in 1947. The FT Index is calculated by FTSE International Ltd ("FTSE"). All copy right in the FT Index Constituent list vests in FTSE. FTSE does not sponsor, promote or endorse this product. The following stocks are currently represented in the FT Index.
      ASDA Group
      Allied Domecq Plc
      BG Plc
      BOC Group
      BTR Plc
      Blue Circle Industries Plc Boots Co British Airways British Petroleum British Telecom Plc Cadbury Scheweppes Courtaulds Plc Diageo Plc EMI Group Plc General Electric Company Plc Glaxo Wellcome Plc Granada Group Guest Keen & Nettlefolds (GKN) Plc Imperial Chemical Industries Plc Lloyds TSB Group Plc Lucas Varity P:lc Marks & Spencer National Westminster Bank Plc Peninsular & Oriental Steam Navigation Company
      Reuters Holdings
      Royal &Sun Alliance Insurance Group Plc
      ScottishPower Plc
      SmithKline Beecham
      Tate & Lyle plc
      Vodaphone Group Plc

     THE HANG SENG INDEX. The Hang Seng Index, first published in 1969, consists of 33 of the stocks currently listed on the Stock Exchange of Hong Kong Ltd. (the "Hong Kong Stock Exchange"). The Hang Seng Index, which is representative of commerce and industry, finance, properties and utilities, is comprised of the following companies:
      Amoy Properties Ltd.
      Bank of East Asia
      Cathay Pacific Airways
      Cheung Kong (Holdings) Ltd.
      Cheung Kong Infrastructure Holdings
      China Light & Power Company Ltd.
      China Resources Enterprise Ltd.
      China Telecom (Hong Kong) Ltd.
      Citic Pacific
      First Pacific Company Ltd.
      Great Eagle Holdings
      Guangdong Investment
      Hang Lung Development Company
      Hang Seng Bank Ltd.
      Henderson Investment Ltd.
      Henderson Land Development Company Ltd.
      Hong Kong and China Gas
      Hong Kong Electric Holdings Ltd.
      Hong Kong and Shanghai Hotels
      Hong Kong Telecommunications Ltd.
      Hopewell Holdings
      HSBC Holdings Plc
      Hutchison Whampoa
      Hysan Development Company Ltd.
      New World Development Co. Ltd.
      Shanghai Industrial Holdings Ltd.
      Shangri-La Asia Ltd.
      Sino Land Co. Ltd.
      Sun Hung Kai Properties Ltd.
      Swire Pacific (A)
      Television Broadcasts
      Wharf Holdings
      Wheelock &Co.

   THE MSCI USA INDEX AND MSCI EAFESM INDEX. While the MSCI index methodology has evolved to capture the growth of the investment universe, the index philosophy has never been compromised to simplify the complicated process of investing: MSCI indices are based on detailed analysis to make it easier for the investor to measure international performance. Constituents are selected for a country index through the following process: (1) Define the "Market"; (2) Capture 60% of the market capitalization of the country across all industry groups; (3) Select the most liquid securities within each industry; (4) Select stocks with sufficient free float; (5) Avoid cross-ownership; and (6) Apply full market capitalization weights. In the case of the MSCI USA Index investment strategy, these criteria are applied within the United States market and in the case of the MSCI EAFESM Index, these criteria are applied within the European, Australian and Asian markets. The MSCI USA Index consists of approximately 370 large domestic companies in the United States and has existed since January 1, 1970. The MSCI EAFESM Index is considered to be the premier equity benchmark for global investing and represents more than 1,000 stocks in 38 industries across 21 developed countries. These countries include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
   The initial research for the MSCI Indices covers the full breadth of the global equity securities market. Country specialists track the evolution of both listed and unlisted shares of domestically listed companies in nearly every country in the world. Based in Geneva, these country teams collect share, pricing, ownership, float and liquidity data for effectively all companies worldwide. Sources for this information are local stock exchanges and brokerage firms, newspapers, and company contacts. From this master matrix, the total country market capitalization is adjusted for double-counting and non-domiciled companies. All of the companies within this research coverage are eligible for inclusion in the MSCI indices except non-domiciled companies, investment trusts and mutual funds.
   Once the total country market capitalization is analyzed, 60% of the capitalization of each industry group and thus 60% of the entire market is targeted for each MSCI index. This ensures that the index reflects the industry characteristics of the overall market, and permits the construction of accurate regional and global industry indices. Research coverage in MSCI products and publications extends beyond the index coverage (60%) to capture 80% of the market for each country. This coverage includes daily performance as well as monthly valuation ratios and summarized financial statement data. When selecting the constituents of an index, the most effective industry classification is used--either the local convention or the MSCI schema of 38 industry groups--in order to mirror the industry characteristics of the local market. Once the selection process is complete, the index constituents are re-classified into the MSCI schema of 38 industries and 8 economic sectors in order to facilitate cross-country comparisons. The MSCI classification schema has been adopted by Reuters for their industry classification. Securities are selected to represent an industry based on size and the portion of earnings and revenues attributable to that industry group. Even within an industry the goal is to represent the full diversity of business segments. An industry representation may exceed the 60% target because one or two large companies dominate an industry. Similarly, an industry may fall below the 80% level under conventional analysis because its companies lack good liquidity and float, or because of extensive cross-ownership.
   A goal of the MSCI index construction process is to select the most liquid stocks within each industry group, all other things being equal, since liquidity is necessary but not the sole determinant for inclusion in the index. Liquidity is monitored by monthly average trading value over time in order to determine normal levels of volume, excluding temporary peaks and troughs. A stock's liquidity is significant not only in absolute terms, but also relative to its market capitalization and to average liquidity for the country as a whole.
   Float is monitored for every security in the market, and low float (a small percentage of shares freely tradable) may exclude a stock from consideration in the index. But float can be difficult to determine: in some markets good sources are generally not available; in other markets, information on smaller and less prominent issues can be subject to error and time lags. Government ownership and cross-ownership positions can change over time and are not always made public. Float also tends to be defined differently depending on the source. Thus, evaluations of float run the risk of penalizing those markets that have good disclosure, regardless of the actual degree of availability of shares. As with liquidity, sufficient float is an important consideration, not an inflexible rule.
   Cross-ownership occurs when one company has a significant ownership in another company in the same country. In situations where cross-ownership is substantial, including both companies in an index can skew industry weights, distort country-level valuations (such as country price-earnings and price-book value ratios) and overstate a country's true market size. An integral part of the country research function is identifying cross ownerships in order to avoid or minimize them. Country specialists in Geneva do much of the cross-ownership identification through researching company reports, local newspapers and stock exchange data.
   All standard MSCI indices are weighted by each company's full market capitalization (both listed and unlisted shares). This approach has the significant advantage of objectivity--the number of shares outstanding for a company is a constituent figure for companies around the world and is easily agreed upon and obtainable. Full market capitalization weighting is favored to other weighting schemes for both theoretical and practical reasons: (a) it is impossible to judge whether a position which is currently in firm hands might be available in the future; (b) the quality and timeliness of information on float varies from market to market and adjustments penalize those markets with the highest standards of disclosure; (c) the most serious consequence of float limitations is limited liquidity which can be monitored objectively; much effort is spent in researching and monitoring these factors when selecting constituents for each country index but once a security is selected, it is included in the index at its full market value. A growing number of very sizable companies have been brought or are expected to be brought to the market with modest initial tranches being publicly available. At the same time, the obvious relevance of these companies instantly positions them among the core investment opportunities in their market. In order to allow the MSCI indices to capture this new market trend, in very exceptional cases, a company may be included at a portion of its total market capitalization.
   Morgan Stanley Capital International. Recognized as a world leader in global financial research, Morgan Stanley monitors more than 4,500 companies in 51 countries, representing 80% of the total market value of the world's stock markets. The Morgan Stanley Capital International ("MSCI") databases are used as a benchmark by more than 90% of the investment community. With hundreds of analysts located across the globe, MSCI provides comprehensive research and in-depth knowledge about general markets and specific companies around the world.
   Since 1968, MSCI global indices have presented an array of investment opportunities available to the international investor, including indices such as the MSCI USA Index and the MSCI EAFESM Index. These indices seek to represent an accurate normal portfolio. In addition, index valuation ratios and company-level fundamental data provide tools for the international investor. MSCI believes that local stock exchange indices are not comparable with one another due to differences in the representation of the local market, mathematical formulas, methods of adjusting for capital changes, and base dates. The same criteria and calculation methodology are applied across all MSCI indices. Further, while accounting standards continue to differ according to local customs and practices, fundamental data is analyzed and presented in a uniform and meaningful manner in MSCI indices--allowing investors to compare investment opportunities across markets. Each MSCI country index is constructed so as to minimize double counting, assuring that all industry groups are proportionately represented, and that each country's contribution to the global or regional index is accurately based on its market capitalization.
   In 1986, Morgan Stanley acquired the indices and data from Capital International Perspective, S.A. ("CIPSA") based in Geneva, Switzerland. CIPSA has been researching and publishing international indices since 1969 and continues to be solely responsible for the decisions regarding constituent additions and deletions as well as any other methodological modifications to the indices. Morgan Stanley contributes its expertise in technology and the marketing and distribution of the MSCI Indices and publications. Selection of the constituents for MSCI Indices is conducted independent of the Sponsor which has no input regarding the components of any index.
   The MSCI USA Index and MSCI EAFESM Index are the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by Van Kampen American Capital Distributors, Inc.
   This fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the MSCI USA Index or MSCI EAFESM Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI USA Index and MSCI EAFESM Index which are determined, composed and calculated by Morgan Stanley without regard to the issuer of this fund or this fund. Morgan Stanley has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the MSCI USA Index or MSCI EAFESM Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which Units of this fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.
   ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF AN INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF AN INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF AN INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO AN INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. SPONSOR INFORMATION
    Van Kampen Funds Inc., a Delaware corporation, is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of Van Kampen Investments Inc. (formerly known as VK/AC Holding, Inc.). Van Kampen Investments Inc. is a wholly owned subsidiary of MSAM Holdings II, Inc., which in turn is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW").
     MSDW, together with various of its directly and indirectly owned subsidiaries, is engaged in a wide range of financial services through three primary businesses: securities, asset management and credit services. These principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; global custody, securities clearance services and securities lending; and credit card services.
     Van Kampen Funds Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas 77056, (713)
993-0500. As of November 30, 1997, the total stockholders' equity of Van Kampen Funds Inc. was $132,381,000 (audited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)
     As of September 30, 1997, the Sponsor and its Van Kampen affiliates managed or supervised approximately $65.3 billion of investment products, of which over $10.85 billion is invested in municipal securities. The Sponsor and its Van Kampen affiliates managed $54 billion of assets, consisting of $34.3 billion for 55 open-end mutual funds (of which 45 are distributed by Van Kampen Funds Inc.) $14.2 billion for 37 closed-end funds and $5.5 billion for 106 institutional accounts. The Sponsor has also deposited approximately $26 billion of unit investment trusts. All of Van Kampen's open-end funds, closed-ended funds and unit investment trusts are professionally distributed by leading financial firms nationwide. Based on cumulative assets deposited, the Sponsor believes that it is the largest sponsor of insured municipal unit investment trusts, primarily through the success of its Insured Municipals Income Trust(R) or the IM-IT(R) trust. The Sponsor also provides surveillance and evaluation services at cost for approximately $13 billion of unit investment trust assets outstanding. Since 1976, the Sponsor has serviced over two million investor accounts, opened through retail distribution firms.
     If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

TRUSTEE INFORMATION
     The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286 (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.
     The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Securities for the Trust portfolios.
     In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for each Trust. Such records shall include the name and address of, and the number of Units of each Trust held by, every Unitholder. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities held in each Trust.

     Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of its responsibilities created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.
     Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

TRUST TERMINATION
     An investment in Units of a Trust will terminate on the first Special Redemption Date unless a Unitholder elects in writing to remain invested in the Trust through the Mandatory Termination Date. On the first Rollover Notification Date the Trustee will provide written notice and form of election to Unitholders of each Trust giving Unitholders the option to (i) have their Units redeemed and reinvest the proceeds into a subsequent Series of the Trust (i.e., become Rollover participants), (ii) receive an in kind distribution of any U.S.-traded Securities in such Trust (if the Unitholder owns at least 1,000 Units) or (iii) continue to hold the Units through the Mandatory Termination Date. Unitholders who do not affirmatively elect on the first Rollover Notification Date to become Rollover participants, to receive an in kind distribution or to continue to hold Units through the Mandatory Termination Date will have their Units redeemed on the first Special Redemption Date and will receive a cash distribution equal to the Redemption Price per Unit on such date. To be effective, any such election must be received by the Trustee no later than five business days prior to the first Special Redemption Date. Unitholders who elect to remain invested in a Trust through the Mandatory Termination Date will not receive new Units and will not receive an interest in a new investment. Such Unitholder will continue to hold the same Units and remain invested in the same Trust until the Mandatory Termination Date or until such time as the Unitholder redeems the Units.
     A Trust may be liquidated at any time by consent of Unitholders representing 66 2/3% of the Units of such Trust then outstanding or by the Trustee when the value of the Securities owned by a Trust, as shown by any evaluation, is less than $500,000 ($3,000,000 if the value of the Trust has exceeded $15,000,000). A Trust will be liquidated by the Trustee in the event that a sufficient number of Units of such Trust not yet sold are tendered for redemption by the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the value of the Securities at the time they were deposited in such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Sponsor, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement will terminate upon the sale or other disposition of the last Security held thereunder, but in no event will it continue beyond the Mandatory Termination Date.
     Commencing during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date, Securities will begin to be sold in connection with the termination of the Trusts. The Sponsor will determine the manner, timing and execution of the sales of the Securities. The Sponsor shall direct the liquidation of the Securities in such manner as to effectuate orderly sales and a minimal market impact. In the event the Sponsor does not so direct, the Securities shall be sold within a reasonable period and in such manner as the Trustee, in its sole discretion, shall determine. At least 30 days before the Mandatory Termination Date the Trustee will provide written notice of any termination to all Unitholders of the appropriate Trust and in the case of a Trust will include with such notice a form to enable Unitholders owning 1,000 or more Units to request an in kind distribution of the U.S.-traded Securities. To be effective, this request must be returned to the Trustee at least five business days prior to the Mandatory Termination Date. On the Mandatory Termination Date (or on the next business day thereafter if a holiday) the Trustee will deliver each requesting Unitholder's pro rata number of whole shares of the U.S.-traded Securities in a Trust to the account of the broker-dealer or bank designated by the Unitholder at Depository Trust Company. A Unitholder in the Strategic Thirty or Strategic Fifteen Trusts electing an in kind distribution will not receive a distribution of shares of the foreign exchange-traded Securities but will instead receive cash representing his pro rata portion of such Securities. The value of the Unitholder's fractional shares of the Securities will be paid in cash. Unitholders with less than 1,000 Units, Unitholders in a Trust with 1,000 or more Units not requesting an in kind distribution and Unitholders who do not elect the Rollover Option will receive a cash distribution from the sale of the remaining Securities within a reasonable time following the Mandatory Termination Date. Regardless of the distribution involved, the Trustee will deduct from the funds of the appropriate Trust any accrued costs, expenses, advances or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee, costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. Any sale of Securities in a Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. The Trustee will then distribute to each Unitholder of each Trust his pro rata share of the balance of the Income and Capital Accounts of such Trust.
     The Sponsor currently intends to, but is not obligated to, offer for sale units of a subsequent series of the Trusts pursuant to the Rollover Option. There is, however, no assurance that units of any new series of the Trusts will be offered for sale at that time, or if offered, that there will be sufficient units available for sale to meet the requests of any or all Unitholders.
     Within 60 days of the final distribution Unitholders will be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion will determine that any amounts held in reserve are no longer necessary, it will make distribution thereof to Unitholders in the same manner.